[LOGO] FEDERATED INVESTORS


Federated
Aggressive
Growth
Fund

1st Annual Report
October 31, 1997

Established 1996



[Graphic]

Dear Shareholder:

I am pleased to present the first Annual Report for Federated Aggressive Growth Fund. This report covers the reporting period from November 25, 1996, when the fund began operation, through October 31, 1997.

The report begins with an interview with Keith J. Sabol, Assistant Vice President, Federated Management who co-manages the fund with Aash M. Shah, Vice President, Federated Management. Following this discussion are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's stock holdings, and the fund's financial statements.

As its name implies, Federated Aggressive Growth Fund offers an aggressive approach to long-term growth. The fund seeks to invest in securities of companies ranging from small-cap+ to mid-cap to large-cap that display positive growth characteristics. The fund's portfolio includes common stocks representing 12 key business sectors with many names that you'll recognize immediately, such as Dell Computer, Ethan Allen, HBO, Travelers Group, and Safeway.

As shown by share class performance below, this diversified portfolio produced an excellent total return during its first year of operation through gains from security price appreciation.* The fund's returns far outpaced the 22.74% total return of its peer group, the Lipper Capital Appreciation Funds Average.**

                   Total        Net Asset
                  Return      Value Increase
Class A Shares     33.21%  $10.00 to $13.31=33%
Class B Shares     32.75%  $10.00 to $13.27=32%
Class C Shares     32.04%  $10.00 to $13.20=32%

While the fund's first-year performance was extremely strong in a favorable economic environment, it's important to remember that, as the past few months have shown, short-term volatility is an inevitable part of stock investing. At times, the volatility can be severe, however, the overall trend of the stock market over history has been upward.

 + Small Cap Stocks have historically experienced greater volatility than average.

 * Past performance quoted is based on net asset value and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 25.91%, 27.25%, and 31.04%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect any sales charges.

As a shareholder, you have two easy, convenient ways to increase your opportunity to participate in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--and help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program.++ This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. For more information, contact your investment representative.

Thank you for entrusting a portion of your wealth to Federated Aggressive Growth Fund. We hope you are pleased with your investment's progress, and as always, we welcome your comments and suggestions.

Sincerely,

[sig]

Glenn R. Johnson
President
December 15, 1997

++ Systematic investing does not ensure a profit against loss in declining markets.



Investment Review

[Graphic]

Keith J Sabol
Assistant Vice President
Federated Management

[Graphic]

Aash M. Shah, CFA
Vice President
Federated Management

[Q]

Since this is the first annual report of Federated Aggressive Growth Fund, how would you sum up the fund's objective?

[A]

The fund pursues maximum capital appreciation over time by investing in companies we believe have the strongest growth prospects--whether large-cap, mid- cap, or small-cap--regardless of their industry.

[Q]

What type of investor should be interested in the fund?

[A]

This fund is designed to appeal to investors who believe, like we do, in a long-term, earnings-focused approach to creating wealth. Because such investors are willing to assume risk in pursuit of capital appreciation, they should not be overly concerned with the stock market's short-term volatility.

[Q]

How did Federated Aggressive Growth Fund perform during the reporting period ended October 31, 1997?

[A]

The fund produced extremely strong total returns. Class A, B, and C Shares returns were 33.21%, 32.75%, and 32.04%, respectively.* These returns were competitive with the 32.11% return for S&P 500 Index** and the 22.74% return for the average fund in the Lipper Capital Appreciation Funds universe for the full one-year period from November 1, 1996 through October 31, 1997.


 * Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 25.91%, 27.25% and 31.04%, respectively.

** The S&P500 is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

[Q]

What explains the fund's excellent performance?

[A]

The fund's performance is best explained by the disciplined investment process we employ. One key belief is that in the long term, the most important determinant of stock prices is earnings growth. This is fundamental to the whole portfolio management process. Each week, we run a proprietary quantitative model that ranks every stock's earnings prospects. At any point, there are about 7,000 stocks we could buy, but our quantitative model quickly reduces that list to about 450 that we'll even consider purchasing. Next, we apply fundamental analysis to identify which of the 450 stocks on the short list have the highest return potential. Ultimately, we own about 130 companies that we believe are the best 2% of publicly traded companies, with the best combination of earnings growth and return potential.

[Q]

Can you explain more about this quantitative investment approach?

[A]

The beauty of a quantitative process is that it enables a manager to quickly, efficiently, and most importantly, objectively compare a large number of investment alternatives. As humans, we can become emotionally attached to a stock. On the other hand, a computer cannot and therefore, renders an unbiased assessment. Because we believe earnings growth drives stock prices, our quantitative model considers factors that have historically tended to precede sustainable business momentum. Some of the factors we examine are earnings growth, changes to consensus earnings estimates, earnings surprises, and rates of revenue growth.

[Q]

How do you know when to sell a stock?

[A]

I reiterate that we strongly believe that long term, the most important determinant of stock prices is earnings growth. Therefore, we always aim to hold the best companies with the brightest earnings prospects. If we detect a fundamental change that's likely to have a negative impact on the earnings power of one of our holdings, we sell. A number of other factors could also trigger a sale, for example, a negative earnings surprise or a deterioration in quantitative ranking relative to other stocks. Finally, we'll sell a stock if we believe it is over-valued.

[Q]

Regarding market volatility, in the nearly 12 months since the fund began operation, the stock market reached new heights and experienced unprecedented volatility. While the Dow broke the 8,000 mark for the first time in history, the reporting period ended as the Dow plunged 554 points--and has since staged a spectacular recovery. What's your review of this turbulent market?

[A]

It is true that concerns over Southeast Asia recently increased the volatility in the market substantially. The large point swings in the Dow, however, overstate the true magnitude of the swings. On a percentage change basis, the Dow's drop from October 21-27, 1997, was roughly 11%, less than half the magnitude of the move we witnessed in October of 1987. From the market bottom on April 25, 1997, Federated Aggressive Growth Fund had risen more than 50%. We're not surprised that we had to give back a little of the gain experienced by the fund. Today, we're finding that a number of great companies with solid earnings prospects have become much cheaper to buy.

After the 1987 market crash, a couple of months passed before the bull market was able to reassert itself. We expect the same may be true this time around and we are confident that history will view this as having been a buying opportunity for investors.


[Q]

What was the fund's sector exposure and its top 10 holdings as of October 31, 1997?

[A]

At the end of the reporting period, the fund's sector weightings were as follows:


Sector Weightings
                            Percentage      S&P500
Sector                    of Net Assets   Weighting
Technology                    23.3%         15.2%
Finance                       15.1%         16.0%
Energy Minerals               12.2%          9.1%
Retail Trade                   9.3%          4.8%
Services                       8.6%          5.1%
Health Care                    7.5%         11.4%
Producer Manufacturing         4.6%          7.7%
Consumer Non-Durables          4.3%         11.0%
Transportation                 4.0%          1.4%
Basic Industry                 3.5%          5.4%
Consumer Durables              2.3%          3.4%
Utilities                      0.9%          9.5%
Miscellaneous                  4.4%



Top Holdings
                                Percentage
Name                           of Net Assets
AmeriPath, Inc.                     1.6%
Imperial Bancorp                    1.4%
SkyWest, Inc.                       1.4%
Citrix Systems Inc.                 1.4%
BJ Services Co.                     1.3%
UTI Energy Corp.                    1.3%
Cooper Cameron Corp.                1.3%
Dave & Buster's, Inc.               1.2%
Advanced Fibre Communications       1.2%
 Total Percentage of Portfolio     12.1%


Federated Aggressive Growth Fund
(Class A Shares)

Growth of $10,000 Invested in Federated Aggressive Growth Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class A Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital Appreciation Fund Index (LCAFI).+

[Graphic representation A.1.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.




Federated Aggressive Growth Fund
(Class B Shares)

Growth of $10,000 Invested in Federated Aggressive Growth Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class B Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital Appreciation Fund Index (LCAFI).+

[Graphic representation A.2.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.



Federated Aggressive Growth Fund
(Class C Shares)

Growth of $10,000 Invested in Federated Aggressive Growth Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Aggressive Growth Fund (Class C Shares) (the "Fund") from November 25, 1996 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500)+ and the Lipper Capital Appreciation Fund Index (LCAFI).+

[Graphic representation A.3.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LCAFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 and the LCAFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.



Federated Aggressive Growth Fund
Portfolio of Investments

October 31, 1997

  Shares                                                                Value
Common Stocks--94.3%
             Basic Industry--3.4%
   2,500  (a)Dril-Quip, Inc.                                        $    89,687
   2,737     Fort James Corp.                                           108,625
   2,500     Southdown, Inc.                                            138,438
   4,000  (a)Steel Dynamics, Inc.                                        85,000
              Total                                                     421,750
             Consumer Durables--2.3%
   1,800  (a)Equity Marketing, Inc.                                      51,412
   3,300     Ethan Allen Interiors, Inc.                                116,944
   4,600     The First Years, Inc.                                      115,000
              Total                                                     283,356
             Consumer Non-Durables--4.2%
   6,700  (a)American Italian Pasta Co., Class A                        140,700
   1,050  (a)Blyth Industries, Inc.                                      26,119
   2,400     Liz Claiborne, Inc.                                        121,650
   4,600  (a)Nautica Enterprise, Inc.                                   122,475
   4,600  (a)North Face, Inc.                                           108,675
              Total                                                     519,619
             Energy Minerals--12.0%
   1,900  (a)BJ Services Co.                                            161,025
   2,000     Camco International, Inc.                                  144,500
   2,100  (a)Cooper Cameron Corp.                                       151,725
   3,000     ENSCO International, Inc.                                  126,187
   1,800  (a)Friede Goldman International, Inc.                          71,663
   4,000  (a)Key Energy Group, Inc.                                     125,500
   3,400  (a)Marine Drilling Cos., Inc.                                 100,725
   3,300  (a)Nabors Industries, Inc.                                    135,713
   2,600  (a)Patterson Energy Inc.                                      145,600
     500  (a)Reading & Bates Corp.                                  $    21,188
   1,200  (a)SEACOR SMIT, Inc.                                           78,150
   2,400  (a)Transcoastal Marine Services                                58,200
   3,500  (a)UTI Energy Corp.                                           156,188
              Total                                                   1,476,364
             Finance--14.9%
   1,900     Ahmanson (H.F.) & Co.                                      112,100
   2,100  (a)American Capital Strategies Ltd.                            37,800
   4,100  (a)Americredit Corp.                                          119,156
   3,900  (a)Amresco, Inc.                                              122,362
     950     Amsouth Bancorporation                                      45,659
   2,600     Conseco, Inc.                                              113,425
   1,700  (a)Delphi Financial Group, Inc., Class A                       70,125
   2,500     Everest Re Holdings, Inc.                                   94,062
   1,200     Executive Risk, Inc.                                        79,050
   2,100  (a)FIRSTPLUS Financial Group, Inc.                            115,500
   3,000     Frontier Insurance Group, Inc.                             101,063
   3,900  (a)Imperial Bancorp                                           170,138
   3,900  (a)Imperial Credit Commercial Mortgage Investment Corp.        64,350
   4,200     Money Stores, Inc.                                         119,175
   2,800     Morgan Stanley, Dean Witter, Discover & Co.                137,200
     500  (a)Security Capital Group, Inc.                                16,000
   2,700  (a)Signature Resorts, Inc.                                     70,538
   3,900     Trans Financial, Inc.                                      124,800
   1,600     Travelers Group, Inc.                                      112,000
              Total                                                   1,824,503
             Health Care--7.4%
   1,400  (a)Agouron Pharmaceuticals, Inc.                          $    63,875
  11,900  (a)AmeriPath, Inc.                                            196,350
   4,000  (a)Ascent Pediatrics, Inc.                                     36,500
   2,000  (a)BioChem Pharma, Inc.                                        50,125
   3,600  (a)FPA Medical Management, Inc.                                86,850
   3,200     HBO & Co.                                                  139,200
     700  (a)Medicis Pharmaceutical Corp., Class A                       33,688
   1,200  (a)Monarch Dental Corp.                                        21,750
   3,100  (a)Parexel International Corp.                                111,988
   1,800  (a)Safeskin Corp.                                              81,675
   2,700  (a)Spine-Tech, Inc.                                            84,038
              Total                                                     906,039
             Producer Manufacturing--4.5%
   2,200  (a)EVI, Inc.                                                  141,212
   1,600  (a)Lexmark Intl. Group,                                        48,900
             Class A
   3,000     Miller Herman, Inc.                                        146,625
   5,300  (a)Terex Corp.                                                111,631
   3,500  (a)U.S. Office Products Co.                                   109,375
              Total                                                     557,743
             Retail Trade--9.2%
   5,000  (a)Abercrombie & Fitch Co., Class A                           130,000
   5,100  (a)Borders Group, Inc.                                        132,281
   1,900  (a)Buckle, Inc.                                                51,300
   2,500  (a)Children's Place Retail Stores, Inc.                        15,000
     700  (a)Cole National Corp., Class A                                29,662
   2,200  (a)Gadzooks, Inc.                                              54,725
   5,700  (a)Genesco, Inc.                                               72,319
     800  (a)Kohl's Corp.                                                53,700
   2,900  (a)Mens Wearhouse, Inc.                                       112,375
   3,000  (a)Microage, Inc.                                         $    66,000
   4,050  (a)Pacific Sunwear of California                              111,881
   5,100  (a)Paul Harris Stores, Inc.                                    93,713
     427  (a)Safeway, Inc.                                               24,819
   3,200  (a)Stage Stores, Inc.                                         116,800
     900     Tiffany & Co.                                               35,550
   1,500  (a)U.S.A. Floral Products, Inc.                                26,250
              Total                                                   1,126,375
             Services--8.5%
   3,050     CKE Restaurants, Inc.                                      121,809
   1,000     Cognizant Corp.                                             39,187
   2,200  (a)Consolidated Graphics, Inc.                                114,125
   5,700  (a)Dave & Buster's, Inc.                                      149,625
   2,200     M/A/R/C, Inc.                                               44,000
   3,400  (a)Mail-Well, Inc.                                            117,725
   2,900  (a)Maximus, Inc.                                               81,200
   2,100  (a)Peterson Cos., Inc.                                         41,475
   2,200  (a)Pierce Leahy Corp.                                          61,600
   2,550  (a)Robert Half International, Inc.                            104,391
   1,900  (a)Scopus Technology, Inc.                                     28,144
   4,800  (a)Snyder Communications, Inc.                                141,600
              Total                                                   1,044,881
             Technology--23.0%
   2,300  (a)3DFX Interactive, Inc.                                      39,100
   5,100  (a)Advanced Fibre Communications                              148,219
     800  (a)Altera Corp.                                                35,500
   1,500  (a)Anadigics, Inc.                                             55,500
   3,100  (a)Applied Materials, Inc.                                    103,462
     300  (a)At Home Corp., Class A                                       7,237
   1,000  (a)BMC Software, Inc.                                     $    60,375
   1,400  (a)Baan Co. NV                                                 98,175
   1,000  (a)CBT Group PLC, ADR                                          76,750
     400  (a)Cadence Design Systems, Inc.                                21,300
   1,200  (a)Cambridge Technology Partners, Inc.                         43,800
   2,300  (a)Citrix Systems Inc.                                        168,906
   1,700     Compaq Computer Corp.                                      108,375
   2,000  (a)Compuware Corp.                                            132,250
   2,200  (a)Comverse Technology, Inc.                                   90,750
   1,600  (a)Concord Communications, Inc.                                28,400
   5,200  (a)Creative Technology Ltd.                                   132,275
   3,900  (a)Credence Systems Corp.                                     115,050
   4,900  (a)Cymer, Inc.                                                112,087
   2,700  (a)Davox Corp.                                                 96,525
     400  (a)Dell Computer Corp.                                         32,050
   5,000  (a)Faro Technologies, Inc.                                     68,125
     600  (a)Genesys Telecommunications Laboratories, Inc.               19,200
   4,100  (a)Iomega Corp.                                               109,931
   3,600  (a)Keane, Inc.                                                106,650
   2,800  (a)Mastech Corp.                                               92,750
     700  (a)Metromedia Fibre Network, Inc.                              16,800
   1,600  (a)N2K, Inc.                                                   42,100
   2,700  (a)National Semiconductor Corp.                                97,200
   1,300  (a)Pegasus Systems, Inc.                                       20,150
     700  (a)Peritus Software Services, Inc.                             12,950
   4,800  (a)ProBusiness Services, Inc.                                  96,000
   1,600  (a)Sanmina Corp.                                              119,600
   2,000  (a)Sun Microsystems, Inc.                                      68,500
   3,000  (a)Veeco Instruments, Inc.                                    118,875

 Shares or
 Principal
  Amount                                                                Value
Common Stocks--continued
             Technology--continued
   1,500  (a)Western Digital Corp.                                  $    44,906
   2,150  (a)Wind River Systems, Inc.                                    82,506
              Total                                                   2,822,329
             Transportation--4.0%
   1,500     Airborne Freight Corp.                                      95,062
   3,000  (a)Continental Airlines, Inc., Class B                        129,750
   7,000     SkyWest, Inc.                                              169,750
     300  (a)UAL Corp.                                                   26,288
   2,500  (a)Yellow Corp.                                                68,594
              Total                                                     489,444
             Utilities--0.9%
   2,400  (a)Corsair Communications, Inc.                                55,800
   1,600  (a)Premiere Technologies, Inc.                                 54,400
              Total                                                     110,200
              Total Common Stocks (identified cost $10,238,114)      11,582,603
(b)Repurchase Agreement--3.4%
$415,000     BT Securities Corp., 5.71%, dated 10/31/1997,
             due 11/3/1997 (at amortized cost)                          415,000
              Total Investments (identified cost $10,653,114)(c)    $11,997,603

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $10,653,114. The net unrealized appreciation of investments on a federal tax basis amounts to $1,344,489 which is comprised of $1,660,093 appreciation and $315,604 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($12,288,722) at October 31, 1997.


The following acronyms are used throughout this portfolio:

ADR --American Depository Receipt
PLC --Public Limited Company

(See Notes which are an integral part of the Financial Statements)




Federated Aggressive Growth Fund
Statement of Assets and Liabilities

October 31, 1997

Assets:
Total investments in securities, at value (identified and tax cost $10,653,114)                $11,997,603
Cash                                                                                                49,371
Income receivable                                                                                      571
Receivable for investments sold                                                                     68,998
Receivable for shares sold                                                                         561,381
Deferred organizational costs                                                                       13,912
 Total assets                                                                                   12,691,836
Liabilities:
Payable for investments purchased                                                  $376,370
Payable for shares redeemed                                                             327
Accrued expenses                                                                     26,417
 Total liabilities                                                                                 403,114
Net Assets for 925,331 shares outstanding                                                      $12,288,722
Net Assets Consist of:
Paid in capital                                                                                $10,940,913
Net unrealized appreciation of investments                                                       1,344,489
Accumulated net realized gain on investments                                                         5,250
Distributions in excess of net investment income                                                    (1,930)
 Total Net Assets                                                                              $12,288,722
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($4,147,931/311,580 shares outstanding)                                   $13.31
Offering Price Per Share (100/94.50 of $13.31)*                                                     $14.08
Redemption Proceeds Per Share                                                                       $13.31
Class B Shares:
Net Asset Value Per Share ($7,183,598/541,240 shares outstanding)                                   $13.27
Offering Price Per Share                                                                            $13.27
Redemption Proceeds Per Share (94.50/100 of $13.27)**                                               $12.54
Class C Shares:
Net Asset Value Per Share ($957,193/72,511 shares outstanding)                                      $13.20
Offering Price Per Share                                                                            $13.20
Redemption Proceeds Per Share (99.00/100 of $13.20)**                                               $13.07

 * See "Investing in the Fund" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Statement of Operations

Period Ended October 31, 1997(a)

Investment Income:
Dividends                                                                                   $   15,474
Interest                                                                                        12,326
 Total income                                                                                   27,800
Expenses:
Investment advisory fee                                                       $   43,174
Administrative personnel and services fee                                        175,867
Custodian fees                                                                     8,950
Transfer and dividend disbursing agent fees and expenses                          60,177
Auditing fees                                                                        188
Portfolio accounting fees                                                         68,792
Distribution services fee--Class B Shares                                         17,975
Distribution services fee--Class C Shares                                          1,686
Shareholder services fee--Class A Shares                                           4,239
Shareholder services fee--Class B Shares                                           5,992
Shareholder services fee--Class C Shares                                             562
Share registration costs                                                         45,154
Printing and postage                                                              4,625
Miscellaneous                                                                        51
 Total expenses                                                                 437,432
Waivers and reimbursements--
 Waiver of investment advisory fee                              $  (43,174)
 Reimbursement of other operating expenses                        (298,872)
   Total waivers and reimbursements                                            (342,046)
     Net expenses                                                                               95,386
      Net operating loss                                                                       (67,586)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                72,836
Net change in unrealized appreciation (depreciation) of investments                          1,344,489
 Net realized and unrealized gain on investments                                             1,417,325
   Change in net assets resulting from operations                                           $1,349,739

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Statement of Changes in Net Assets

                                                                                    Period Ended
                                                                                     October 31,
                                                                                       1997(a)
Increase (Decrease) in Net Assets:
Operations--
Net operating loss                                                                  $   (67,586)
Net realized gain on investments ($72,836 as computed for federal tax purposes)          72,836
Net change in unrealized appreciation                                                 1,344,489
Change in net assets resulting from operations                                        1,349,739
Distributions to Shareholders--
Distributions in excess of net investment income
 Class A Shares                                                                          (1,722)
 Class B Shares                                                                            (165)
 Class C Shares                                                                             (43)
   Change in net assets resulting from distributions to shareholders                     (1,930)
Share Transactions--
Proceeds from sale of shares                                                         15,270,771
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                      391
Cost of shares redeemed                                                              (4,330,249)
 Change in net assets resulting from share transactions                              10,940,913
   Change in net assets                                                              12,288,722
Net Assets:
Beginning of period                                                                          --
End of period                                                                       $12,288,722

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)

                                                           Period Ended
                                                            October 31,
                                                              1997(a)
Net asset value, beginning of period                       $   10.00
Income from investment operations
 Net operating loss                                            (0.05)
 Net realized and unrealized gain on investments                3.37
 Total from investment operations                               3.32
Less distributions
 Distributions in excess of net investment income              (0.01)
Net asset value, end of period                             $   13.31
Total return(b)                                                33.21%
Ratios to average net assets
 Expenses                                                       1.74%*
 Net operating loss                                           (0.96%)*
 Expense waiver/reimbursement(c)                                8.97%*
Supplemental data
Net assets, end of period (000 omitted)                    $   4,148
 Average commission rate paid(d)                           $  0.0380
 Portfolio turnover                                               97%

 * Computed on an annualized basis.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

                                                       Period Ended
                                                        October 31,
                                                          1997(a)
Net asset value, beginning of period                   $   10.00
Income from investment operations
 Net operating loss                                        (0.08)
 Net realized and unrealized gain on investments            3.35
 Total from investment operations                           3.27
Less distributions
 Distributions in excess of investment income              (0.00)**
Net asset value, end of period                         $   13.27
Total return(b)                                            32.75%
Ratios to average net assets
 Expenses                                                   2.51%*
 Net operating loss                                       (1.96%)*
 Expense waiver/reimbursement(c)                            7.25%*
Supplemental data
 Net assets, end of period (000 omitted)               $   7,184
 Average commission rate paid(d)                       $  0.0380
 Portfolio turnover                                           97%

  * Computed on an annualized basis.

 ** Amounts distributed per share do not round to $0.01.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)

                                                       Period Ended
                                                        October 31,
                                                          1997(a)
Net asset value, beginning of period                   $   10.00
Income from investment operations
 Net operating loss                                        (0.06)
 Net realized and unrealized gain on investments            3.26
 Total from investment operations                           3.20
Less distributions
 Distributions in excess of investment income              (0.00)**
Net asset value, end of period                         $   13.20
Total return(b)                                            32.04%
Ratios to average net assets
 Expenses                                                   2.53%*
 Net operating loss                                        (1.95%)*
 Expense waiver/reimbursement(c)                            7.23%*
Supplemental data
 Net assets, end of period (000 omitted)               $     957
 Average commission rate paid(d)                       $  0.0380
 Portfolio turnover                                           97%

  * Computed on an annualized basis.

 ** Amounts distributed per share do not round to $0.01.

(a) Reflects operations for the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)



Federated Aggressive Growth Fund
Notes to Financial Statements

October 31, 1997

1. Organization

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Aggressive Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide appreciation of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

   Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

   The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

   Income and capital gain distributions are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

             Increase (Decrease)
      Accumulated
   Distributions in
     Excess of Net      Accumulated Net
   Investment Income  Realized Gain/Loss

        $67,586           ($67,586)

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Deferred Expenses--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                                       October 31, 1997(a)
Class A Shares                                                         Shares       Amount
Shares sold                                                            656,969   $ 7,390,752
Shares issued to shareholders in payment of distributions declared          19           184
Shares redeemed                                                       (345,408)   (3,685,007)
 Net change resulting from Class A Share transactions                  311,580   $ 3,705,929

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

                                                                       October 31, 1997(a)
Class B Shares                                                         Shares      Amount
Shares sold                                                           582,846   $ 6,793,396
Shares issued to shareholders in payment of distributions declared         17           164
Shares redeemed                                                       (41,623)     (458,090)
 Net change resulting from Class B Share transactions                 541,240   $ 6,335,470

                                                                       October 31, 1997(a)
Class C Shares                                                         Shares      Amount
Shares sold                                                            89,902   $ 1,086,623
Shares issued to shareholders in payment of distributions declared          4            43
Shares redeemed                                                       (17,395)     (187,152)
  Net change resulting from Class B Share transactions                 72,511   $   899,514
  Net change resulting from share transactions                        925,331   $10,940,913

(a) For the period from November 25, 1996 (date of initial public investment) to October 31, 1997.

4. Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.65% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/or reimburse certain operating expenses of the Trust. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

   Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

   Distribution Services Fee--The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                      Percentage of Average
                        Daily Net Assets
   Share Class Name         of Class
   Class A Shares             0.25%
   Class B Shares             0.75%
   Class C Shares             0.75%

   For the period ended October 31, 1997, the Class A Shares did not incur a 12b-1 fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

   Transfer and Dividend Disbursing Agent Fees and Expenses--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   Organizational Expenses--Organizational expenses of $67,311 were borne initially by the Adviser. The Fund has agreed to reimburse the Adviser for the organizational expenses during the five year period following the Fund's effective date. For the period ended October 31, 1997, the Fund paid $13,912 pursuant to this agreement.

   General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the period ended October 31, 1997, were as follows:

Purchases                                              $14,655,928
Sales                                                   $4,490,287


Report of Ernst &Young LLP, Independent AuditorsArt Dept.Art Dept.Report of Ernst &Young LLP, Independent Auditors

To the Trustees and Shareholders of FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Aggressive Growth Fund, (a portfolio of Federated Equity Funds) as of October 31, 1997, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period then ended. these financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Aggressive Growth Fund as of October 31, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the period then ended, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1997


Trustees


John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts




Officers

John F. Donahue
 Chairman
Glen R. Johnson
 President
J. Christopher Donahue
 Executive Vice President
Edward C. Gonzales
 Executive Vice President
John W. McGonigle
 Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
 Vice President
Matthew S. Hardin
 Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



Federated Investors
Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com



Federated
Capital
Appreciation
Fund

21st Annual Report
October 31, 1997

Established 1977

President's Message

[Photo]

Dear Shareholder:

Federated Capital Appreciation Fund was created in 1977, and I am pleased to present its 21st Annual Report to shareholders.

This report covers the 12-month fiscal year reporting period from November 1, 1996, to October 31, 1997. First, you'll find a discussion with the fund's portfolio manager, Arthur J. Barry, Assistant Vice President, Federated Management. Following his discussion are graphs showing the fund's long-term investment performance, a complete listing of the fund's highly diversified stock holdings, and the fund's financial statements.

The fund's portfolio of high-quality common stocks issued by mid- to large-capitalization companies included household names--such as Travelers Group, Inc., Bristol-Myers Squibb Company, and Compaq Computer Corp.--that performed very well as the stock market environment continued to be favorable.

The fund turned in strong total return performance that far outpaced the 22.74% total return of its peer group, the Lipper Capital Appreciation Funds Average.* Total return for the 12-month reporting period, which reflects income dividends, realized gain and net asset value increase, is shown below for each share class.**

                   Total           Capital    Net Asset Value
                  Return   Income   Gains         Increase
Class A Shares     32.10%   $0.11    $0.92       $16.17 to $20.08=24%
Class B Shares     31.65%            $0.15       $16.12 to $20.04=24%
Class C Shares     30.90%            $0.15       $16.13 to $19.95=24%

While the fund's performance has been extremely strong in a continued favorable economic environment, it's important to remember that, as recent months have shown, short-term volatility is an inevitable part of stock investing. At times, the volatility can be severe. However, the overall trend of the stock market over history has been upward.

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect any sales charges.

** Performance quoted is based on net asset value and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns based on offering price for the period for Class A, B, and C Shares were 24.84%, 25.80%, and 29.85%, respectively.

Please note that on the close of business on October 29, 1997, the fund completed a 6-for-1 stock split. Shareholders of record on this date received six shares of Federated Capital Appreciation Fund for every share they owned. This event had no effect on the overall value of shareholder accounts; each shareholder simply now owns more shares at a proportionately lower share price. As you probably have noticed, the fund's share price had grown to more than $100, which is extremely high for a mutual fund. This split brought the net asset value of the fund to a comparable level with other funds in its peer group. This event was non-taxable for shareholders in the fund.

Remember, as a shareholder you have two easy, convenient ways to increase your participation in the growth and earnings of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--and help your shares increase in number through the benefit of quarterly compounding. Second, you can "pay yourself first," by investing in the fund through a systematic investment program.+ This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. For more information, please contact your investment representative.

Thank you for entrusting a portion of your wealth to Federated Capital Appreciation Fund. We hope you are pleased with your investment's progress. As always, we welcome your comments and suggestions.

Sincerely,

[Sig]


Glen R. Johnson
President
December 15, 1997

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

Investment Review

[Photo]

Arthur J. Barry, CFA
Assistant Vice President
Federated Management

[Q]
Overall, the fund's fiscal year has been a rewarding--yet harrowing--period for stock investors. What's your review of the market over the 12-month reporting period?

[A]
For the 12 months ended October 31, 1997, the S&P 500* had a total return of 31.10% continuing the market strength that began in late 1994. The market had roughly a 3% correction in March followed by a 26% advance through the end of July. Then the market became particularly volatile: down 5% in August, up 5% in September and finally down 3% in October. During the fiscal year, interest rates continued to decline and investors remained steadfast buyers of mutual funds. Uncertainty entered the marketplace as economic growth appeared to be slowing, and a stronger dollar dampened revenue and earnings growth for many multinationals. Turmoil in the international equity markets also effected the domestic market. The higher probability of an emerging market economic slowdown gave more credence to slowing economic growth in the United States.

[Q]
How did Federated Capital Appreciation Fund perform for its shareholders?

[A]
For the 12-month reporting period, the fund's Class A Shares produced a total return of 32.10%. The fund's Class B and C Shares delivered total returns of 31.65% and 30.90%, respectively.** This performance is based on net asset value and includes capital appreciation, income dividends, and capital gains. The fund outperformed both of its peer groups, the Lipper Growth Funds Average and the Lipper Capital Appreciation Funds Average, which recorded total returns of 27.28% and 22.74%, respectively, for the same 12-month reporting period.

* The S&P 500 is an unmanaged index comprising stocks in industry, transportation, financial and public utility companies. Investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 24.84%, 25.80%, and 29.85%, respectively.

[Q]
What sectors are you underweighting and overweighting?

[A]
Our biggest underweight is in Consumer Durables, where the fund has a 65% relative exposure. With this long economic boom, pent-up demand for consumer durables is waning. Combined with high consumer debt levels, we are leery of companies that sell big-ticket items. Our largest overweight is in the Services sector, where we have a 150% relative exposure, but these holdings are spread throughout several industries. During the fiscal year, we began to overweight oil services as the industry gained pricing power. We ended the year slightly underweighting Technology, Health Care and Consumer Non-Durables.

[Q]
Did you make any changes to the fund's market capitalization?

[A]
In the second quarter, we began trimming our holdings in larger cap names in favor of the underperforming mid-cap arena. In the third quarter, we continued this strategy, such that the median market cap of the fund is now $5.1 billion versus $6.7 billion at the end of the second quarter. This rebalancing helped our performance as mid-caps, as defined by the S&P 400 Mid Cap Index,* outperformed large-caps, as defined by the S&P 500, by more than 700 basis points. While we continue to discover attractive opportunities in the mid-cap arena, the underperformance of large-caps in the third quarter led to some potentially attractive opportunities.

[Q]
What were some of the fund's recent stock purchases?

[A]
Our recent purchases include the following:

Creative Technology (1.1% of portfolio)--Creative Technology is the leading producer of PC sound cards through its brand "Sound Blaster." The company has introduced new products for the Christmas season and is making a push into digital video disk drives. The company has $5 per share in cash and is extremely inexpensive on an earnings valuation.

* S&P 400 Mid Cap Index is an unmanaged capitalization weighted index that measures the performance of the mid-range of the U.S. stock market. Investments cannot be made in an index.

Key Energy (1.09% of portfolio)--Key Energy is leading the consolidation of oil well service and completion rig companies. They provide services that allow oil wells to retain their pressure, which increases oil extraction. Key Energy is also a leading supplier of completion rigs, which should experience higher usage as land rigs become more expensive. The stock is cheap on its earnings potential.

Progressive Corp of Ohio (1.09% of portfolio)--Progressive Corp. is primarily an auto insurer. The company has traditionally insured higher risk individuals but now is targeting lower risk (standard) individuals through a direct network, i.e., insurance by phone. We expect the company to be successful and experience a period of relatively fast growth. After our purchase, Progressive Corp. was added to the S&P 500.

Steel Dynamics (0.59% of portfolio)--The newest entry into the mini-mill business, Steel Dynamics was founded by former Nucor executives who are using the latest technology available in steel manufacturing. After only a year, the company is among the highest margin manufacturers in the country. Our work suggests that the company is very cheap on a growth to P/E basis.

[Q]

What were the fund's top 10 holdings as of October 31, 1997, and how is the fund diversified by industry?

[A]
The top stock holdings and sector weightings were as follows:

Top Holdings

                                               Percentage
      Name                                    of Net Assets
      Travelers Corp.                              2.0%
      Diamond Offshore                             1.8%
      EVI Inc.                                     1.7%
      Morgan Stanley, Dean Witter, Discover        1.7%
      Chase Manhattan Corp.                        1.6%
      Bristol-Myers Squibb                         1.6%
      SmithKline Beecham                           1.5%
      Compaq Computer                              1.5%
      Textron, Inc.                                1.4%
      Sun Co.                                      1.4%
                                                  -----
        Total Percentage of Portfolio             16.2%



Sector Weightings


                            Percentage     S&P 500
         Sector           of Net Assets   Weighting
Finance                        19.0%        16.3%
Technology                     13.6%        15.2%
Energy Minerals                11.0%         8.9%
Producer Manufacturing          9.4%         7.7%
Consumer Non-Durables           7.8%        10.9%
Health Care                     7.7%        11.3%
Utilities                       7.6%         9.5%
Services                        7.3%         4.8%
Basic Industry                  4.8%         5.5%
Retail Trade                    3.9%         4.6%
Consumer Durables               2.2%         3.4%
Transportation                  1.6%         1.4%
Miscellaneous                   4.1%

[Q]

As 1997 draws to a close, it leaves a year of high returns and high volatility in its wake. What is your outlook? Is the bull market back on its feet?

[A]
Despite slowing growth, the underpinnings exist for a strong stock market-- earnings are still strong, real interest rates are high, and money is flowing into equity mutual funds. Valuations did become a little extended, but now uncertainty and investor psychology have taken over the market. We are cautiously bullish, but we expect the next couple of months to be volatile in the stock market. If this bull market resumes its course, we wouldn't expect the trend to re-emerge until the beginning of 1998.

Two Ways You May Seek to Invest for Success in
Federated Capital Appreciation Fund

Initial Investment:

If you had made an initial investment of $21,000 in the Class A Shares of Federated Capital Appreciation Fund on 1/1/77, reinvested dividends and capital gains, and didn't redeem any shares, your account would be worth $352,009 on 10/31/97. You would have earned 14.49%* average annual total return for the 20-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

  As of 9/30/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 29.62%, 18.51%, and 12.25%, respectively. Class B Shares' average annual one-year and since inception (1/4/96) total returns were 30.37% and 24.10%, respectively. Class C Shares' average annual one-year and since inception (1/4/96) total returns were 35.18% and 26.64%, respectively.**

  [Graphic representation A.7.  See Appendix.]

  * Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

    Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1% contingent deferred sales charge for Class C Shares.


Federated Capital Appreciation Fund


One Step at a Time:

$1,000 invested each year for 20 years (reinvesting all dividends and capital gains) grew to $132,615.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Capital Appreciation Fund on 1/1/77, reinvested your dividends and capital gains, and didn't redeem any shares, you would have invested only $21,000 but your account would have reached a total value of $132,615* by 10/31/97. You would have earned an average annual total return of 15.03%.

A practical investment plan helps you pursue long-term performance from growth-oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation A.8.  See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.


Federated Capital Appreciation Fund
Hypothetical Investor Profile: Investing For a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1987, they invested $5,000 in the Class A Shares of Federated Capital Appreciation Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $88,016. This represents a 15.53% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation A.9.  See Appendix.]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.



Federated Capital Appreciation Fund
(Class A Shares)

Growth of $10,000 Invested in Federated Capital Appreciation Fund (Class A
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class A Shares) (the "Fund") from October 31, 1987 to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500),+ and the Lipper Growth and Income Funds Average (LGIFA).++

[Graphic representation A.10.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured

* Effective January 1, 1996, the fiscal year end of this fund was changed from December 31 to October 31. The hypothetical investment of $10,000 assumes an investment date of October 31, 1987 with no sales charge. As of November 14, 1995, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance

Federated Capital Appreciation Fund
(Class B Shares)

Growth of $10,000 Invested in Federated Capital Appreciation Fund (Class B
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class B Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[Graphic representation A.11.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than three years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.


Federated Capital Appreciation Fund
(Class C Shares)

Growth of $10,000 Invested in Federated Capital Appreciation Fund (Class C
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Capital Appreciation Fund (Class C Shares) (the "Fund") from January 4, 1996 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500)+ and the Lipper Growth and Income Funds Average (LGIFA).++

[Graphic representation A.12.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGIFA have been adjusted to reflect reinvestment of dividends on securities in the index and the average.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.

++ The LGIFA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the Securities and Exchange Commission requires to be reflected in a fund's performance.


Federated Capital Appreciation Fund
Portfolio of Investments
October 31, 1997

 Shares                                                                                                         Value
Common Stocks--81.0%
                                        Basic Industry--4.8%
46,000                                  Goodrich (B.F.) Co.                                                   $2,049,875
46,500                                  Millennium Chemicals, Inc.                                             1,092,750
60,000                                  Sigma-Aldrich Corp.                                                    2,107,500
36,000                                  Southdown, Inc.                                                        1,993,500
48,000                                  (a)Steel Dynamics, Inc.                                                1,020,000
                                             Total                                                             8,263,625
                                        Consumer Durables--2.2%
38,000                                  Aeroquip-Vickers, Inc.                                                 1,978,375
47,000                                  Mattel, Inc.                                                           1,827,125
                                             Total                                                             3,805,500
                                        Consumer Non-Durables--7.2%
29,000                                  Avon Products, Inc.                                                    1,899,500
28,000                                  Dean Foods Co.                                                         1,324,750
10,000                                  Interstate Bakeries Corp.                                                638,750
56,000                                  PepsiCo, Inc.                                                          2,061,500
45,000                                  Philip Morris Cos., Inc.                                               1,783,125
52,900                                  RJR Nabisco Holdings Corp.                                             1,676,269
35,000                                  Schweitzer-Mauduit International, Inc.                                 1,474,375
38,000                                  (a)Tommy Hilfiger Corp.                                                1,503,375
                                             Total                                                            12,361,644
                                        Energy Minerals--9.2%
25,000                                  (a)BJ Services Co.                                                     2,118,750
23,532                                  British Petroleum Co. PLC, ADR                                         2,064,933
49,000                                  (a)Friede Goldman International, Inc.                                  1,950,812
60,000                                  (a)Key Energy Group, Inc.                                              1,882,500
27,000                                  Mobil Corp.                                                            1,965,937
48,000                                  (a)Nabors Industries, Inc.                                             1,974,000
 Shares                                                                                                          Value
Common Stocks--continued
                                        Energy Minerals--continued
19,400                                  Pennzoil Co.                                                          $1,435,600
60,000                                  Sun Co., Inc.                                                          2,403,750
                                             Total                                                            15,796,282
                                        Finance--18.2%
22,000                                  Ace, Ltd.                                                              2,044,625
23,000                                  Allstate Corp.                                                         1,907,562
15,000                                  CIGNA Corp.                                                            2,328,750
23,000                                  Chase Manhattan Corp.                                                  2,653,625
17,000                                  Citicorp                                                               2,126,062
58,300                                  Equity Office Properties Trust                                         1,781,794
28,000                                  Executive Risk, Inc.                                                   1,844,500
40,000                                  Hartford Life, Inc., Class A                                           1,477,500
59,290                                  Morgan Stanley, Dean Witter, Discover & Co.                            2,905,210
60,000                                  Nationwide Financial Services, Inc., Class A                           1,826,250
18,000                                  Progressive Corp. Ohio                                                 1,876,500
52,500                                  (a)Security Capital Group, Inc.                                        1,680,000
48,666                                  Travelers Group, Inc.                                                  3,406,620
27,000                                  Vesta Insurance Group, Inc.                                            1,569,375
6,600                                   Wells Fargo & Co.                                                      1,923,075
                                             Total                                                            31,351,448
                                        Health Care--6.6%
31,000                                  American Home Products Corp.                                           2,297,875
30,000                                  (a)Amgen, Inc.                                                         1,477,500
30,000                                  Bristol-Myers Squibb Co.                                               2,632,500
60,000                                  (a)MedPartners, Inc.                                                   1,526,250
55,000                                  Smithkline Beecham Corp., ADR                                          2,619,375
30,000                                  U.S. Surgical Corp.                                                      808,125
                                             Total                                                            11,361,625

 Shares                                                                                                          Value
Common Stocks--continued
                                        Producer Manufacturing--8.0%
14,000                                  (a)EVI, Inc.                                                          $  898,625
35,000                                  General Electric Co.                                                   2,259,687
35,000                                  HON Industries, Inc.                                                   1,806,875
10,000                                  (a)Halter Marine Group, Inc.                                             523,125
45,000                                  Parker-Hannifin Corp.                                                  1,881,562
42,000                                  Textron, Inc.                                                          2,428,125
50,000                                  Tyco International, Ltd.                                               1,887,500
27,000                                  Xerox Corp.                                                            2,141,438
                                             Total                                                            13,826,937
                                        Retail Trade--2.6%
41,000                                  (a)CompUSA, Inc.                                                       1,342,750
25,000                                  Dayton-Hudson Corp.                                                    1,570,313
58,000                                  (a)Proffitts, Inc.                                                     1,663,875
                                             Total                                                             4,576,938
                                        Services--4.2%
25,000                                  (a)ASE Test Ltd.                                                       1,368,750
12,800                                  (a)ITC DeltaCom, Inc.                                                    246,400
46,500                                  Interpublic Group Cos., Inc.                                           2,208,750
45,000                                  Manpower, Inc.                                                         1,726,875
42,201                                  (a)TCI Ventures Group, Class A                                           973,261
35,000                                  Waste Management, Inc.                                                   818,125
                                             Total                                                             7,342,161
                                        Technology--12.6%
40,000                                  (a)Compaq Computer Corp.                                               2,550,000
26,000                                  Computer Associates International, Inc.                                1,938,625
77,000                                  (a)Creative Technology Ltd.                                            1,958,688
52,000                                  (a)DST Systems, Inc.                                                   1,836,250
24,300                                  Hewlett-Packard Co.                                                    1,499,006
Shares or
Principal
 Amount                                                                                                          Value
Common Stocks--continued
                                        Technology--continued
21,000                                  Intel Corp.                                                           $1,617,000
17,000                                  Lockheed Martin Corp.                                                  1,616,062
20,000                                  Lucent Technologies, Inc.                                              1,648,750
56,600                                  (a)Mastech Corp.                                                       1,874,875
23,000                                  (a)McAfee Associates, Inc.                                             1,144,250
10,900                                  (a)Metromedia Fibre Network, Inc.                                        261,600
12,500                                  (a)Microsoft Corp.                                                     1,625,000
17,000                                  (a)Speedfam International, Inc.                                          631,125
28,000                                  (a)Tellabs, Inc.                                                       1,512,000
                                             Total                                                            21,713,231

46,000                                  CMS Energy Corp.                                                       1,679,000
37,800                                  (a)IXC Communications, Inc.                                            1,247,400
16,800                                  (a)Qwest Communications International, Inc.                            1,037,400
39,000                                  Sonat, Inc.                                                            1,791,563
73,799                                  (a)Tele-Communications, Inc., Class A                                  1,692,773
35,000                                  Williams Cos., Inc. (The)                                              1,782,813
                                             Total                                                             9,230,949
                                             Total Common Stocks (identified cost $96,921,480)               139,630,340
Corporate Bonds--5.3%
                                        Energy Minerals--1.8%
$1,890,000                              (a)Diamond Offshore Drilling, Inc., Conv. Bond, 3.75%, 2/15/2007       3,065,731
                                        Health Care--1.1%
1,850,000                               (a)Tenet Healthcare Corp., Conv. Bond, 6.00%, 12/1/2005                1,817,625
                                        Producer Manufacturing--0.2%
300,000                                 (a,b)Halter Marine Group, Inc., Conv. Sub. Note, 4.50%, 9/15/2004        381,630

  Shares or
  Principal
    Amount                                                                                                      Value
Corporate Bonds--continued
                                        Retail Trade--1.2%
$3,950,000                              (a,b)Costco Cos., Inc., Conv. Bond, 8/19/2017                         $2,122,849
                                        Technology--1.0%
1,300,000                               (a,b)Solectron Corp., Conv. Bond, 6.00%, 3/1/2006                      1,695,330
                                             Total Corporate Bonds (identified cost $7,672,326)                9,083,165
Preferred Stocks--9.4%
                                        Consumer Non-Durables--0.6%
17,800                                  Ralston Purina Co., SAILS, $1.08                                       1,121,400
                                        Finance--0.8%
50,000                                  National Australia Bank, Ltd., Melbourne, Exchangeable
                                        Capital Unit, $1.97                                                    1,390,625
                                        Producer Manufacturing--1.2%
40,000                                  (b)EVI, Inc., Cumulative Conv. Pfd., $.63                              2,015,000
                                        Services--3.0%
47,000                                  Browning-Ferris Industries, Inc., ACES, $2.58                          1,504,000
143,200                                 Hollinger International Publishing, Inc., Conv. Pfd., $.95             1,682,600
70,000                                  Snyder Communications, Inc., STRYPES, $1.68                            1,995,000
                                             Total                                                             5,181,600
                                        Transportation--1.6%
27,500                                  CNF Transportation, Inc., Conv. Pfd., Series A, $2.50                  1,746,250
10,000                                  Continental Airlines, Inc., Conv. Pfd., $4.25                            950,570
                                             Total                                                             2,696,820
                                        Utilities--2.2%
38,000                                  (b)CalEnergy Co., Inc., Conv. Pfd.                                     1,968,286
16,250                                  WorldCom, Inc., DECS                                                   1,901,250
                                             Total                                                             3,869,536
                                             Total Preferred Stocks (identified cost $14,480,687)             16,274,981

Principal
 Amount                                                                                                          Value
(c) Repurchase Agreement--2.7%
$4,700,000                              BT Securities Corp., 5.71%, dated 10/31/1997, due 11/3/1997
                                        (at amortized cost)                                                  $4,700,000
                                             Total Investments (identified cost $123,774,493)(d)           $169,688,486

(a) Non-income producing security.
(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. At October 31, 1997, these securities amounted to $8,183,095 which represents 4.7% of net assets.
(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(d) The cost of investments for federal tax purposes amounts to $123,784,499. The net unrealized appreciation of investments on a federal tax basis amounts to $45,903,987 which is comprised of $47,931,542 appreciation and $2,027,555 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($172,425,395) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ACES     --Adjustable Convertible Extendable Securities
ADR      --American Depository Receipt
DECS     --Dividend Enhanced Convertible Stock
PLC      --Public Limited Company
SAILS    --Stock Appreciation Income Linked Security
STRYPES  --Structured Yield Product Exchangeable for Stock

(See Notes which are an integral part of the Financial Statements)


Federated Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 1997



Assets:
Total investments in securities, at value (identified cost $123,774,493 and tax cost $123,784,499)    $169,688,486
Income receivable                                                                                          249,044
Receivable for investments sold                                                                          4,636,305
Receivable for shares sold                                                                               1,019,219
Total assets                                                                                           175,593,054
Liabilities:
Payable to Bank                                                            $    251,034
Payable for investments purchased                                             2,728,563
Payable for shares redeemed                                                     110,245
Accrued expenses                                                                 77,817
 Total liabilities                                                                                       3,167,659
Net Assets for 8,589,012 shares outstanding                                                           $172,425,395
Net Assets Consist of:
Paid in capital                                                                                       $105,758,939
Net unrealized appreciation of investments                                                              45,913,993
Accumulated net realized gain on investments                                                            20,312,484
Undistributed net investment income                                                                        439,979
 Total Net Assets                                                                                     $172,425,395
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($148,175,200/7,378,301 shares outstanding)                                 $      20.08
Offering Price Per Share (100/94.50 of $20.08)*                                                       $      21.25
Redemption Proceeds Per Share                                                                         $      20.08
Class B Shares:
Net Asset Value Per Share ($21,635,776/1,079,695 shares outstanding)                                  $      20.04
Offering Price Per Share                                                                              $      20.04
Redemption Proceeds Per Share (94.50/100 of $20.04)**                                                 $      18.94
Class C Shares:
Net Asset Value Per Share ($2,614,419/131,016 shares outstanding)                                     $      19.95
Offering Price Per Share                                                                              $      19.95
Redemption Proceeds Per Share (99.00/100 of $19.95)**                                                 $      19.75

  * See "Investing in the Fund" in the Prospectus.
**  See "Contingent Deferred Sales Charge" in the Prospectus.
(See Notes which are an integral part of the Financial Statements)

Federated Capital Appreciation Fund
Statement of Operations
Year Ended October 31, 1997


Investment Income:
Dividends                                                                                   $ 2,336,634
Interest                                                                                        637,848
 Total expenses                                                                               2,974,482
Expenses:
Investment advisory fee                                               $ 1,072,874
Administrative personnel and services fee                                 185,000
Custodian fees                                                             15,170
Transfer and dividend disbursing agent fees and expenses                   68,024
Directors'/Trustees' fees                                                   5,337
Auditing fees                                                              11,632
Legal fees                                                                  3,022
Portfolio accounting fees                                                  75,372
Distribution services fee--Class B Shares                                  95,395
Distribution services fee--Class C Shares                                  10,975
Shareholder services fee--Class A Shares                                  322,170
Shareholder services fee--Class B Shares                                   31,798
Shareholder services fee--Class C Shares                                    3,658
Share registration costs                                                   14,614
Printing and postage                                                       37,117
Insurance premiums                                                          4,491
Taxes                                                                       7,524
Miscellaneous                                                               5,082
Total expenses                                                          1,969,255
Waivers--
 Waiver of investment advisory fee                                        (98,874)
     Net expenses                                                                             1,870,381
      Net investment income                                                                   1,104,101
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                                             20,317,712
Net change in unrealized appreciation of investments                                         18,103,419
 Net realized and unrealized gain on investments                                             38,421,131
   Change in net assets resulting from operations                                           $39,525,232


(See Notes which are an integral part of the Financial Statements)

Federated Capital Appreciation Fund
Statement of Changes in Net Assets


                                                                            Year           Period
                                                                            Ended           Ended
                                                                         October 31,     October 31,
                                                                            1997           1996(a)
Increase (Decrease) in Net Assets:
Operations--
Net investment income                                                   $  1,104,101   $    259,736
Net realized gain on investments ($20,327,687 and $9,100,399,
respectively, as computed for federal tax purposes)                       20,317,712      9,100,399
Net change in unrealized appreciation of investments                      18,103,419      3,829,310
 Change in net assets resulting from operations                           39,525,232     13,189,445
Distributions to Shareholders--
Distributions from net investment income
 Class A Shares                                                             (745,779)      (178,012)
 Class B Shares                                                                                 (98)
Distributions from net realized gains on investments
 Class A Shares                                                           (6,319,819)    (2,209,569)
 Class B Shares                                                             (426,677)       (89,485)
 Class C Shares                                                              (48,727)       (11,319)
   Change in net assets resulting from distributions to shareholders      (7,541,002)    (2,488,483)
Share Transactions--
Proceeds from sale of shares                                              35,687,762     13,529,456
Net asset value of shares issued to shareholders
in payment of distributions declared                                       2,769,618        887,243
Cost of shares redeemed                                                  (13,899,390)    (7,434,744)
 Change in net assets resulting from share transactions                   24,557,990      6,981,955
   Change in net assets                                                   56,542,220     17,682,917
Net Assets:
Beginning of period                                                      115,883,175     98,200,258
End of period (including undistributed net investment
income of $439,979 and $81,626, respectively)                           $172,425,395   $115,883,175

(a) Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Federated Capital Appreciation Fund
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)**


                               Year       Period
                              Ended        Ended
                            October 31,  October 31,                       Year Ended December 31,(a)
                                1997      1996(b)      1995      1994       1993      1992      1991      1990       1989      1988
Net asset value,
beginning of period         $  16.17   $  14.60     $ 11.47   $ 11.90    $ 10.97   $ 10.28   $  8.43   $  9.16    $  8.34   $  7.70
Income from investment
operations
 Net investment income          0.09       0.04        0.18      0.20       0.19      0.23      0.19      0.24       0.23      0.22
 Net realized and
 unrealized gain (loss) on
 investments                    4.85       1.89        4.07     (0.24)      1.05      0.92      2.11     (0.64)      1.22      0.85
 Total from investment
 operations                     4.94       1.93        4.25     (0.04)      1.24      1.15      2.30     (0.40)      1.45      1.07
Less distributions
Distributions from net
investment income              (0.11)     (0.03)      (0.18)    (0.19)     (0.19)    (0.23)    (0.19)    (0.25)     (0.22)    (0.22)
 Distributions from net
 realized gain on
 investments                   (0.92)     (0.33)      (0.94)    (0.20)     (0.12)    (0.23)    (0.26)    (0.08)     (0.41)    (0.21)
 Total distributions           (1.03)     (0.36)      (1.12)    (0.39)     (0.31)    (0.46)    (0.45)    (0.33)     (0.63)    (0.43)
Net asset value, end
of period                   $  20.08   $  16.17     $ 14.60   $ 11.47    $ 11.90   $ 10.97   $ 10.28   $  8.43    $  9.16   $  8.34
Total return(c)                32.10%     13.36%      37.17%    (0.30%)    11.31%    11.38%    27.42%    (4.43%)    17.58%    13.97%
Ratios to average net
 assets
 Expenses                       1.23%    1.23%*        1.08%     1.15%      1.15%     1.11%     1.12%     1.07%      1.13%     1.08%
 Net investment income          0.85%    0.31%*        1.29%     1.63%      1.59      2.13%     1.97%   2.76%*       2.45%     2.61%
 Expense waiver/
 reimbursement(d)               0.07%    0.27%*        0.15%       --         --        --        --        --         --        --
Supplemental data
 Net assets, end of
 period (000 omitted)       $148,175   $108,804     $98,200   $81,377    $88,949   $91,551   $90,503   $79,114    $95,422   $89,228
 Average commission
 rate paid(e)               $ 0.0515   $ 0.0012          --        --         --        --        --        --         --        --
 Portfolio turnover               85%        79%         81%       23%        26%       47%       54%       61%        41%       36%

 *  Computed on an annualized basis.
** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.
(a) Amounts presented prior to January 1, 1996 represent results of operations for Federated Exchange Fund, Ltd.
(b) Reflects operations for the period from January 1, 1996 (start of business) to October 31, 1996.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Financial Federated Capital Appreciation Fund
Financial Highlights--Class B Shares
(For a share outstanding throughout each period)**



                                                           Year         Period
                                                           Ended         Ended
                                                        October 31,   October 31,
                                                            1997        1996(a)
Net asset value, beginning of period                        $ 16.12     $   14.70
Income from investment operations
 Net investment income                                         0.12         (0.04)(b)
 Net realized and unrealized gain on investments               3.95          1.80
 Total from investment operations                              4.07          1.76
Less distributions
 Distributions from net investment income                                   (0.01)
 Distributions from net realized gain on investments          (0.15)        (0.33)
 Total distributions                                          (0.15)        (0.34)
Net asset value, end of period                              $ 20.04     $   16.12
Total return(c)                                               31.65%        12.00%
Ratios to average net assets
 Expenses                                                      1.98%       1.98%*
 Net investment income                                         0.07%     (0.36%)*
 Expense waiver/reimbursement(d)                               0.06%       0.27%*
Supplemental data
 Net assets, end of period (000 omitted)                    $21,636     $   6,369
 Average commission rate paid(e)                            $0.0515     $  0.0012
 Portfolio turnover                                              85%           79%

*   Computed on an annualized basis.
** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.
(a) Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.
(b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Federated Capital Appreciation Fund
Financial Highlights--Class C Shares
(For a share outstanding throughout each period)**



                                                                         Year         Period
                                                                         Ended         Ended
                                                                      October 31,   October 31,
                                                                         1997         1996(a)
Net asset value, beginning of period                                      $ 16.13     $   14.70
Income from investment operations
 Net investment income                                                       0.13         (0.04)(b)
 Net realized and unrealized gain on investments                             3.84          1.81
 Total from investment operations                                            3.97          1.77
Less distributions
 Distributions from net investment income                                                 (0.01)
 Distributions from net realized gain on investments                        (0.15)        (0.33)
 Total distributions                                                        (0.15)        (0.34)
Net asset value, end of period                                            $ 19.95     $   16.13
Total return(c)                                                             30.90%        12.05%
Ratios to average net assets
 Expenses                                                                    1.98%       1.98%*
 Net investment income                                                       0.08%     (0.37%)*
 Expense waiver/reimbursement(d)                                             0.06%       0.27%*
Supplemental data
 Net assets, end of period (000 omitted)                                  $ 2,614     $     710
 Average commission rate paid(e)                                          $0.0515     $  0.0012
 Portfolio turnover                                                            85%           79%

 *  Computed on an annualized basis.
** All prior year amounts have been restated for a 6-for-1 stock split effective as of October 29, 1997.
(a) Reflects operations for the period from January 4, 1996 (date of initial public offering) to October 31, 1996.
(b) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.
(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Federated Capital Appreciation Fund
Notes to Financial Statements
October 31, 1997

1. Organization

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Capital Appreciation Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

Effective January 3, 1996, the Fund added Class B Shares and Class C Shares.

All prior year per share amounts have been restated to reflect the 6-for-1 stock split effective October 29, 1997.

Pursuant to the terms of the merger agreement dated October 10, 1995, shareholders of Federated Exchange Fund, Ltd. agreed to acquire shares of the Fund, effective January 2, 1996. As part of the transaction, 1,121,204 Class A Shares of the Fund were issued in exchange for all the assets of Federated Exchange Fund, Ltd., which amounted to $98,200,258. The shares issued as a result of this transaction represented substantially all of the Funds outstanding shares as of the transaction date. Due to this, and due to the similarities in investment objectives and policies between the Fund and Federated Exchange Fund, Ltd., the historical performance of Federated Exchange Fund, Ltd. prior to January 2, 1996, has been incorporated into the Fund's financial statements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

 Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

 The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

 Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

 Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

 When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

 Restricted Securities--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities, Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee.

 Additional information on each restricted security held at October 31, 1997 is as follows:

Security                                        Acquisition Date  Acquisition Cost
 CalEnergy Co., Inc., Convertible Preferred           2/20/97        $1,900,000
 Costco Cos., Inc. Convertible Bond                   8/14/97         1,997,331
 EVI, Inc., Cumulative Convertible Preferred         10/29/97         2,000,000
 Halter Marine Group, Inc. Conv. Sub. Note            9/10/97           300,000
 Soectron Corp., Conv. Bond                           1/17/97         1,469,000

 Change in Fiscal Year--The fund has changed its fiscal year-end from December 31, to October 31 beginning January 2, 1996.

 Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

 Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.


Transactions in shares were as follows:


                                                            October 31,
                                                    1997                      1996(a)
Class A Shares                               Shares       Amount        Shares       Amount
Shares sold                                6,341,131   $ 19,684,007    66,891     $ 6,413,221
Shares issued to shareholders in
payment of distributions declared             23,951      2,319,203     8,506         788,628
Shares redeemed                             (108,343)   (11,482,142)  (75,039)     (7,185,625)
   Net change resulting from
   Class A Share transactions              6,256,739   $ 10,521,068       358     $    16,224

(a) For the period from January 1, 1996 (start of business) to October 31, 1996.

                                                      October 31,
                                              1997                  1996(b)
Class B Shares                         Shares       Amount     Shares     Amount
Shares sold                          1,030,943   $14,045,085   67,529   $6,418,841
Shares issued to shareholders in
payment of distributions declared        4,486       407,033      955       88,155
Shares redeemed                        (21,597)   (1,992,700)  (2,621)    (248,515)
   Net change resulting from
   Class B Share transactions        1,013,832   $12,459,418   65,863   $6,258,481

 (b) For the period from January 4, 1996 (date of initial public investment) to October 31, 1996.

                                                       October 31,
                                              1997                    1996(b)
Class C Shares                         Shares       Amount      Shares      Amount
Shares sold                            126,956   $ 1,958,669    7,228     $  697,394
Shares issued to shareholders in
payment of distributions declared          451        43,383      113         10,460
Shares redeemed                         (3,725)     (424,548)      (7)          (604)
   Net change resulting from
   Class C Share transactions          123,682   $ 1,577,504    7,334     $  707,250
   Net change resulting from
   share transactions                7,394,253   $24,557,990   73,555     $6,981,955

(b) For the period from January 4, 1996 (date of initial public investment) to October 31, 1996.

4.  Investment Advisory Fee and Other Transactions with Affiliates

    Investment Advisory Fee--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Advisor may voluntrily choose to waive any portion of its fee. The advisor can modify or terminate this voluntary waiver at any time at its sole discretion.

    Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

    Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC") the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.


                       Percentage of
                       average daily
   Share Class Name  net assets of class
   Class A Shares          0.25%
   Class B Shares          0.75%
   Class C Shares          0.75%



 For the year ended October 31, 1997, Class A did not incur a distribution services fee.

 Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts.

 Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

 Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

 General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended

October 31, 1997, were as follows:

Purchases                                               $134,044,414
Sales                                                   $115,606,823



REPORT OF ERNEST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees and Shareholders of FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Capital Appreciation Fund, (a portfolio of Federated Equity Funds) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Capital Appreciation Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.


                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1997

Directors                                             Officers

John F. Donahue                                       John F. Donahue
Thomas G. Bigley                                       Chairman
John T. Conroy, Jr.                                   Glen R. Johnson
William J. Copeland                                    President
James E. Dowd                                         J. Christopher Donahue
Lawrence D. Ellis, M.D.                                Executive Vice President
Edward L. Flaherty, Jr.                               Edward C. Gonzales
Peter E. Madden                                        Executive Vice President
Gregor F. Meyer                                       John W. McGonigle
John E. Murray, Jr.                                    Executive Vice President, Treasurer, and Secretary
Wesley W. Posvar                                      Richard B. Fisher
Marjorie P. Smuts                                      Vice President
                                                      Matthew S. Hardin
                                                       Assistant Secretary


 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

 This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.


                      [This Page Intentionally Left Blank]



                      [This Page Intentionally Left Blank]


[LOGO]  FEDERATED INVESTORS

        Federated Securities Corp., Distributor

        Federated Investors Tower
        1001 Liberty Avenue
        Pittsburgh, PA 15222-3779

        1-800-341-7400

        www.federatedinvestors.com

        Cusip 314172701
        Cusip 314172701
        Cusip 314172800
        Cusip 314172883
        G01649-04 (12/97)



Federated Investors

Federated
Small Cap
Strategies
Fund


2nd Annual Report
October 31, 1997


Established 1995




President's Message

Dear Shareholder:

I am pleased to present the 2nd Annual Report for Federated Small Cap Strategies Fund, which covers the 12-month fiscal year reporting period from November 1, 1996 through October 31, 1997.

This report begins with an interview with Aash M. Shah, Vice President, who co-manages the fund with Keith Sabol, Assistant Vice President, both with Federated Management. Following their interview are three additional items of shareholder interest: a series of graphs showing investment performance, a complete listing of the fund's stock holdings, and the fund's financial statements.

Federated Small Cap Strategies Fund is managed to help your money grow over time by investing in a highly diversified portfolio of small-cap stocks issued by U.S. companies with a market capitalization of less than $1 billion. These small-cap stocks offer the potential for high returns over time in exchange for a higher level of risk, compared to stocks issued by larger, well-established companies.+ To help reduce risk in this dynamic market, the fund's portfolio is carefully selected and diversified with 120 stocks across 12 industry sectors.

Your fund produced a strong total return through capital gains and a very high level of growth in net asset value, as shown by share class performance below.* The fund's total return also outperformed that of its peer group, the Lipper Small Company Growth Funds Average.** It's worth noting that when the fund began operation on November 1, 1995, its net asset value was $10.00 and in two years has increased to more than $18.00.

                         Total     Capital        Net Asset Value
                        Return      Gains            Increase
Class A Shares           29.55%      $0.22      $14.68 to $18.75=27%
Class B Shares           28.56%      $0.22      $14.62 to $18.53=26%
Class C Shares           28.60%      $0.22      $14.60 to $18.51=26%

 + Small Cap Stocks have historically experienced greater volatility than average.

 * Past performance quoted is based on net asset value and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 22.46%, 23.01%, and 27.56%, respectively.

** Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect any sales charges.

While the fund's performance has been extremely strong in a favorable economic environment, it's important to remember that, as the past few months have shown, short-term volatility is an inevitable part of stock investing. At times, the volatility can be severe, but the overall trend of the stock market over history has been upward.

Thank you for selecting Federated Small Cap Strategies Fund to pursue your long-term financial goals. As a shareholder, you have two easy, convenient ways to increase your participation in the growth and earnings of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--and help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first," by investing in the fund through a systematic investment program.+ This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. For more information, contact your investment representative.

We hope you're pleased with the fund's continued strong performance. We welcome your comments and suggestions.


Sincerely,

Glen R. Johnson
President
December 15, 1997

+ Systematic investing does not ensure a profit or protect against loss in declining markets.

[Q] During the fund's fiscal year, small-cap stocks bore the brunt of market volatility that occurred early in the period, but recovered well despite the October 27 market drop. What is your analysis?

[A] The equity market, as measured by the S&P 500 Index,* turned in strong overall performance over the 12-month reporting period with a total return of 32.11%. Small-cap stocks, as measured by the S&P 600 Small Cap Index*, also performed well with a 31.97% total return. Over the year, major stock indices continued to reach new all-time highs as economic conditions-- moderate growth, stable interest rates, subdued inflation, and rising corporate profits--were favorable for stocks.

    As an asset class, small-cap stocks do not typically perform in tandem with large-cap stocks. The fund's fiscal year was no exception. For example, during the first quarter of 1997, the S&P 600 Small Cap Index was down over 5% while the S&P 500 Index was up almost 3%. In the second quarter, small-caps recovered and were up 18.1%, while large-caps were up 17.5%. The third quarter saw small-caps outperform large-caps by a greater margin. The Lipper Equity Small Cap Index was up 15.3%, the S&P 600 Small Cap Index was up 16.2%, and the Russell 2000 Small Cap Index* was up 14.9%, while the S&P 500 Index was up 7.5%, and the Dow Jones Industrial Average was up only 4.0%.

    Of course, the end of the fiscal year was marked by an extreme degree of volatility--notably October 27th's 554-point drop in the Dow. The market rebounded somewhat over the next few days, with the S&P 500 Index ending October with a total return of -3.34% for the month, while the small-cap market's return as measured by the S&P 600 Small Cap Index was -4.32%.

    * The Russell 2000 Index is an unmanaged index consisting of approximately 2000 small capitalization common stocks. The S&P 600 Small Capitalization Index is an unmanaged index of 600 small capitalization common stocks with a market capitalization generally ranging between $80 million and $600 million. The S&P500 is an unmanaged index of common stocks in industry, transportation, and financial and public utility companies. Investments cannot be made in an index.

[Q] How did Federated Small Cap Strategies Fund perform over the twelve-month reporting period compared to the Lipper Small Company Growth Funds universe?

[A] The fund recovered well from a negative total return in the first half of its fiscal year. For the full 12-month fiscal year reporting period, the fund's total return was 29.55% for Class A Shares, 28.56% for Class B Shares, and 28.60% for Class C Shares based on net asset value.** These returns outperformed the 26.45% total return of the Lipper Small Company Growth Funds Average.

[Q] What is your overall strategy to tap the historically rewarding long-term performance of the small-cap stock market?

[A] Our ongoing objective is to remain fully invested in the best 2% of small companies we can find across a universe of over 7,000 small companies in the U.S. Two of this fund's characteristics make it an ideal investment vehicle for this market. First, sector discipline--we stay invested in all 12 economic sectors at all times with appropriate overweights and underweights. Second, small-cap discipline--we've kept the median capitalization of the fund below $1 billion making this truly a small-cap fund. Again, the current average capitalization of the holdings in the fund is $788 million.

[Q] In light of current market conditions, in what sectors are you finding opportunities?

[A] We are currently slightly overweighted in the Retail, Services, Producer
    Manufacturing, Health Care, and Finance sectors, and underweighted in Utilities, Transportation, Consumer Durables, Basic Industry, Consumer Non-Durables, and Energy. In our two largest sectors, Technology and Finance, we remain close to market neutral.

    ** Performance quoted is based on net asset value and reflects past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the report period based on offering price for Class A, B, and C Shares were 22.46%, 23.01%, and 27.56%, respectively.

[Q] How have you structured the fund's portfolio as of October 31, 1997?

[A] The portfolio composition and top stock holdings were as follows:


Sector Weightings
                            Percentage     S&P 600
Sector                    of Net Assets   Weighting
Finance                        18.4%        15.6%
Technology                     17.0%        18.9%
Services                       10.7%        11.0%
Retail                         10.1%         6.0%
Basic Industry                 10.0%         6.8%
Health Care                     8.9%        10.0%
Consumer Durables               7.3%         6.3%
Producer Manufacturing          6.1%         6.5%
Energy Minerals                 4.8%         6.6%
Utilities                       1.8%         4.7%
Consumer Non Durables           1.9%         4.6%
Transportation                  1.8%         3.0%
Miscellaneous                   1.2%


Top Holdings
                                    Percentage
Name                              of Net Assets
Imperial Bancorp                       1.3%
FIRSTPLUS Financial Group, Inc.        1.2%
HADCO Corp.                            1.2%
GBC Bancorp                            1.2%
Key Energy Group, Inc.                 1.2%
AFC Cable Systems, Inc.                1.2%
Dura Automotive Systems, Inc.          1.2%
Frontier Insurance Group, Inc.         1.2%
ProBusiness Services, Inc.             1.2%
Newpark Resources, Inc.                1.1%
                                      -----
 Total Percentage of Portfolio        12.0%

[Q] What is your outlook for small-cap stocks?

[A] Under low inflation and moderate economic growth conditions, we expect small- caps to do well. Two powerful longer term drivers are: first, valuation levels of small company stocks are extremely attractive versus larger caps, and second, earnings growth in the small-cap market is expected to outpace large cap stocks over the next three to five years. Our analysis of the smaller cap market reveals numerous opportunities to find companies with rapidly growing revenues and earnings at attractive prices. Growth companies in the small-cap sector still appear very reasonably priced relative to large-cap companies.



Federated Small Cap Strategies Fund
(Class A Shares)

Growth of $10,000 Invested in Federated Small Cap Strategies Fund (Class A
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class A Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1997 compared to the Russell 2000 Index
(RUS2).+

[Graphic representation A.4.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires in the Fund's performance. The index is unmanaged.


Federated Small Cap Strategies Fund
(Class B Shares)

Growth of $10,000 Invested in Federated Small Cap Strategies Fund (Class B
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class B Shares) (the "Fund" from November 1, 1995 (start of performance) to October 31, 1997 compared to the Russell 2000 Index
(RUS2).+

[Graphic representation A.5.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.75% contingent deferred sales charge on any redemption less than 2 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.


Federated Small Cap Strategies Fund
(Class C Shares)

Growth of $10,000 Invested in Federated Small Cap Strategies Fund (Class C
Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Small Cap Strategies Fund (Class C Shares) (the "Fund") from November 1, 1995 (start of performance) to October 31, 1997 compared to the Russell 2000 index
(RUS2).+

[Graphic representation A.6.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The RUS2 has been adjusted to reflect reinvestment of dividends on securities in the index.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The RUS2 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged.


Federated Small Cap Strategies Fund
Portfolio of Investments

October 31, 1997

    Shares                                                               Value
Common Stocks--97.5%
                    Basic Industry--9.9%
    118,600         BMC Industries, Inc.                             $  3,817,437
     80,300         Cambrex Corp.                                       3,849,381
    106,300  (a)    Carbide/Graphite Group, Inc.                        3,786,937
    170,300  (a)    Chirex, Inc.                                        3,469,862
     93,100         Furon Co.                                           3,549,437
     66,700         Lone Star Industries, Inc.                          3,664,331
     88,600  (a)    Lone Star Technologies, Inc.                        3,383,413
    112,700  (a)    Royal Group Technologies Ltd.                       2,859,763
    233,600         Spartech Corp.                                      3,708,400
     62,200         Valspar Corp.                                       1,834,900
                      Total                                            33,923,861
                    Consumer Durables--7.2%
    146,500  (a)    Action Performance Cos., Inc.                       3,754,062
     66,700  (a)    American Homestar Corp.                             1,500,750
     73,600         Brilliance China Automotive Holdings Ltd.             745,200
     60,600         Carlisle Cos., Inc.                                 2,620,950
    127,900  (a)    Dura Automotive Systems, Inc.                       3,964,900
     83,200  (a)    Equity Marketing, Inc.                              2,376,400
     80,300  (a)    Gentex Corp.                                        1,967,350
    175,300  (a)    Helen of Troy Ltd.                                  2,914,363
     48,300         Oakwood Homes Corp.                                 1,270,894
     94,200  (a)    Stanley Furniture Co., Inc.                         2,331,450
     43,800         Wynns International, Inc.                           1,486,463
                      Total                                            24,932,782
                    Consumer Non-Durables--1.8%
     58,650  (a)    Blyth Industries, Inc.                              1,458,919
     98,900  (a)    North Face, Inc.                                    2,336,513
     63,800  (a)    Tommy Hilfiger Corp.                             $  2,524,088
                      Total                                             6,319,520
                    Energy Minerals--4.7%
     29,500         Camco International, Inc.                           2,131,375
    128,300  (a)    Key Energy Group, Inc.                              4,025,413
     41,000  (a)    Patterson Energy Inc.                               2,296,000
     62,000  (a)    Transcoastal Marine Services                        1,542,250
     90,700  (a)    Tuboscope Vetco International Corp.                 2,879,725
    148,000         Vintage Petroleum, Inc.                             3,385,500
                      Total                                            16,260,263
                    Finance--18.2%
    104,000  (a)    Amresco, Inc.                                       3,263,000
     63,300         CMAC Investment Corp.                               3,461,719
    127,700         City National Corp.                                 3,838,981
     68,000  (a)    Delphi Financial Group, Inc., Class A               2,805,000
    148,700  (a)    Delta Financial Corp.                               2,713,775
     44,600         Executive Risk, Inc.                                2,938,025
     75,900  (a)    FIRSTPLUS Financial Group, Inc.                     4,174,500
    106,500  (a)    FirstFed Financial Corp.                            3,727,500
    116,700         Frontier Insurance Group, Inc.                      3,931,331
     74,700         GBC Bancorp                                         4,033,800
    102,000  (a)    Imperial Bancorp                                    4,449,750
    129,000         North Fork Bancorp, Inc.                            3,797,438
     71,900  (a)    Philadelphia Consolidated Holding Corp.             2,651,313
     44,800         Sirrom Capital Corp.                                2,256,800
    210,800         Sovereign Bancorp, Inc.                             3,741,700
    114,900         Trans Financial, Inc.                               3,676,800
    124,400  (a)    Triad Guaranty, Inc.                                3,669,800
     61,100         Vesta Insurance Group, Inc.                         3,551,438
                      Total                                            62,682,670
                    Health Care--8.8%
     41,500  (a)    Arbor Health Care Co.                            $  1,841,562
    136,500  (a)    Ascent Pediatrics, Inc.                             1,245,562
    127,100         Ballard Medical Products                            2,867,694
     93,700  (a)    Complete Management, Inc.                           1,628,037
     51,900  (a)    Curative Technologies, Inc.                         1,563,488
    105,500  (a)    FPA Medical Management, Inc.                        2,545,187
    130,300  (a)    Genesis Health Ventures, Inc.                       3,192,350
     15,000  (a)    Healthdyne Technologies, Inc.                         300,000
     80,700  (a)    Hologic, Inc.                                       2,067,937
     57,300  (a)    Medicis Pharmaceutical Corp., Class A               2,757,563
     81,400  (a)    Phycor, Inc.                                        1,877,288
    201,000  (a)    Prime Medical Services                              2,663,250
    106,800  (a)    Respironics, Inc.                                   3,003,750
     63,500  (a)    Universal Health Services, Inc., Class B            2,797,969
                      Total                                            30,351,637
                    Producer Manufacturing--6.0%
    141,600  (a)    AFC Cable Systems, Inc.                             4,017,900
    149,400  (a)    Ballantyne of Omaha, Inc.                           2,502,450
     97,000  (a)    Cable Design Technologies, Class A                  3,807,250
    115,900  (a)    Chicago Miniature Lamp, Inc.                        3,708,800
     54,300  (a)    EVI, Inc.                                           3,485,381
     99,000  (a)    U.S. Office Products Co.                            3,093,750
                      Total                                            20,615,531
                    Retail Trade--10.0%
      59,600  (a)   CDW Computer Centers, Inc.                          3,695,200
     175,400        Claire's Stores, Inc.                               3,880,725
      59,000  (a)   Express Scripts, Inc., Class A                      3,326,125
      82,500  (a)   Funco, Inc.                                         1,691,250
     135,300  (a)   Microage, Inc.                                      2,976,600
     132,800  (a)   O'Reilly Automotive, Inc.                        $  3,237,000
     171,000  (a)   Paul Harris Stores, Inc.                            3,142,125
     138,000  (a)   Pomeroy Computer Resources                          3,519,000
      79,600  (a)   Proffitts, Inc.                                     2,283,525
     140,600  (a)   Renters Choice, Inc.                                3,128,350
     134,100  (a)   Zale Corp.                                          3,386,025
                      Total                                            34,265,925
                    Services--10.5%
      53,800  (a)   ASE Test Ltd.                                       2,945,550
      93,000  (a)   Allied Waste Industries, Inc.                       1,894,875
     151,200  (a)   American Business Information, Class A              1,587,600
     151,200  (a)   American Business Information, Class B              1,965,600
     137,550  (a)   BARRA, Inc.                                         3,541,912
      66,400  (a)   Caribiner International, Inc.                       2,958,950
      55,300  (a)   Daisytek International Corp.                        2,108,312
      85,000  (a)   FactSet Research Systems                            2,268,437
      94,000  (a)   Newpark Resources, Inc.                             3,901,000
      99,800  (a)   Personnel Group of America, Inc.                    3,461,813
     149,700  (a)   Prime Hospitality Corp.                             3,050,138
     290,400  (a)   Seattle Filmworks, Inc.                             2,904,000
     125,600  (a)   Snyder Communications, Inc.                         3,705,200
                      Total                                            36,293,387
                    Technology--16.8%
     104,500  (a)   ATMI, Inc.                                          2,808,437
     125,800  (a)   Alphanet Solutions, Inc.                            1,761,200
     133,600  (a)   Apex MPC Solutions, Inc.                            3,440,200
      91,100  (a)   Applied Science & Technology, Inc.                  1,799,225
     139,100  (a)   Applied Voice Technology, Inc.                      3,616,600
     123,600  (a)   Benchmark Electronics, Inc.                      $  3,082,275
     117,600  (a)   Benchmarq Microelectronics, Inc.                    2,440,200
     116,200  (a)   Cybex Computer Products Corp.                       2,817,850
     127,400  (a)   Cymer, Inc.                                         2,914,275
      99,200  (a)   DSP Group, Inc.                                     3,515,400
      86,000  (a)   Ducommun, Inc.                                      2,870,250
     100,300  (a)   Eltron International, Inc.                          2,921,237
      72,900  (a)   HADCO Corp.                                         4,036,837
     104,800  (a)   II-VI, Inc.                                         2,714,975
     123,100  (a)   MRV Communications, Inc.                            3,600,675
      98,000  (a)   Mastech Corp.                                       3,246,250
     196,400  (a)   ProBusiness Services, Inc.                          3,928,000
      80,800  (a)   Qlogic Corp.                                        2,626,000
      87,900  (a)   Three-Five Systems, Inc.                            1,823,925
      75,400  (a)   Tollgrade Communications, Inc.                      1,856,725
                      Total                                            57,820,536
                    Transportation--1.8%
      42,900        Airlines Express International Corp.                1,313,812
      71,700        Comair Holdings, Inc.                               2,634,975
      28,000        Expeditors International Washington, Inc.           1,029,000
      35,100        USFreightways Corp.                                 1,136,363
                      Total                                             6,114,150
                    Utilities--1.8%
      53,100        Cincinnati Bell, Inc.                               1,433,700
      81,600  (a)   IXC Communications, Inc.                            2,692,800
      45,300        Sonat, Inc.                                         2,080,969
                      Total                                             6,207,469
                      Total Common Stocks
                      (identified cost $289,424,537)                  335,787,731

  Principal
   Amount                                                                Value
(b)Repurchase Agreement--5.1%
 $17,460,000        BT Securities Corp., 5.71%, dated 10/31/1997,
                    due 11/3/1997 (at amortized cost)                $ 17,460,000
                      Total Investments
                      (identified cost $306,884,537)(c)              $353,247,731

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $306,931,480. The net unrealized appreciation of investments on a federal tax basis amounts to $46,316,251 which is comprised of $52,896,767 appreciation and $6,580,516 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($344,457,258) at October 31, 1997.

(See Notes which are an integral part of  the Financial Statements)


Federated Small Cap Strategies Fund
Statement of Assets and Liabilities

October 31, 1997

Assets:

Total investments in securities, at value (identified cost
 $306,884,537 and tax cost $306,931,480)                            $353,247,731
Cash                                                                     217,053
Income receivable                                                         69,614
Receivable for investments sold                                          452,546
Receivable for shares sold                                             8,448,373
Deferred organizational costs                                             45,762
  Total assets                                                       362,481,079
Liabilities:
Payable for investments purchased                      $17,277,590
Payable for shares redeemed                                282,547
Accrued expenses                                           463,684
  Total liabilities                                     18,023,821
Net Assets for 18,502,995 shares outstanding                        $344,457,258
Net Assets Consist of:
Paid in capital                                                     $298,088,530
Net unrealized appreciation of investments                            46,363,194
Accumulated net realized gain on investments                               5,454
Undistributed net investment income                                           80
  Total Net Assets                                                  $344,457,258
Net Asset Value, Offering Price and
 Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($134,902,691 / 7,193,898
 shares outstanding)                                                      $18.75
Offering Price Per Share (100/94.50 of $18.75)*                           $19.84
Redemption Proceeds Per Share                                             $18.75
Class B Shares:
Net Asset Value Per Share ($183,179,696 / 9,883,938
 shares outstanding)                                                      $18.53
Offering Price Per Share                                                  $18.53
Redemption Proceeds Per Share (94.50/100 of $18.53)**                     $17.51
Class C Shares:
Net Asset Value Per Share ($26,374,871 / 1,425,159
 shares outstanding)                                                      $18.51
Offering Price Per Share                                                  $18.51
Redemption Proceeds Per Share (99.00/100 of $18.51)**                     $18.32

 * See "Investing in the Fund" in the Prospectus.
** See "Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)




Federated Small Cap Strategies Fund
Statement of Operations

Year Ended October 31, 1997

Investment Income:
Dividends                                                                       $   429,016
Interest                                                                            920,379
  Total income                                                                    1,349,395
Expenses:
Investment advisory fee                                           $1,283,451
Administrative personnel and services fee                            195,031
Custodian fees                                                        22,666
Transfer and dividend disbursing agent fees and expenses             254,970
Directors'/Trustees' fees                                              2,540
Auditing fees                                                         15,047
Legal fees                                                             7,544
Portfolio accounting fees                                             72,581
Distribution services fee--Class B Shares                            672,399
Distribution services fee--Class C Shares                            109,541
Shareholder services fee--Class A Shares                             167,166
Shareholder services fee--Class B Shares                             224,133
Shareholder services fee--Class C Shares                              36,514
Share registration costs                                              71,618
Printing and postage                                                  27,986
Insurance premiums                                                     2,895
Taxes                                                                  1,043
Miscellaneous                                                         87,958
  Total expenses                                                   3,255,083
    Net operating loss                                            (1,905,688)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                  1,329,530
Net change in unrealized appreciation of investments                             44,425,343
  Net realized and unrealized gain on investments                                45,754,873
    Change in net assets resulting from operations                              $43,849,185

(See Notes which are an integral part of the Financial Statements)




Federated Small Cap Strategies Fund
Statement of Changes in Net Assets

                                                                                Year Ended
                                                                                October 31,
                                                                            1997            1996
Increase (Decrease) in Net Assets:
Operations--
Net operating loss                                                      $ (1,905,688)  $  (175,647)
Net realized gain on investments ($1,368,031 and $1,389,302,
respectively, as computed for federal tax purposes)                        1,329,530     1,375,654
Net change in unrealized appreciation                                     44,425,343     1,937,851
  Change in net assets resulting from operations                          43,849,185     3,137,858
Net equalization credits (debits)--                                               --           (30)
Distributions to Shareholders--
Distributions in excess of net investment income
  Class A Shares                                                                  --        (9,870)
Distributions from net realized gains
  Class A Shares                                                            (479,065)           --
  Class B Shares                                                            (622,004)           --
  Class C Shares                                                             (97,800)           --
    Change in net assets resulting from distributions to shareholders     (1,198,869)       (9,870)
Share Transactions--
Proceeds from sale of shares                                             316,254,217    67,377,652
Net asset value of shares issued to shareholders in payment of
distributions declared                                                     1,012,743         1,448
Cost of shares redeemed                                                  (76,309,740)   (9,657,336)
  Change in net assets resulting from share transactions                 240,957,220    57,721,764
    Change in net assets                                                 283,607,536    60,849,722
Net Assets:
Beginning of period                                                       60,849,722            --
End of period (including undistributed net investment income of
$80 and $0, respectively)                                               $344,457,258   $60,849,722

(See Notes which are an integral part of the Financial Statements)



Federated Small Cap Strategies Fund
Financial Highlights--Class A Shares

(For a share outstanding throughout each period)

                                                              Year Ended
                                                              October 31,
                                                           1997       1996
Net asset value, beginning of period                    $  14.68    $ 10.00
Income from investment operations
 Net operating loss                                        (0.04)     (0.05)(d)
 Net realized and unrealized gain on investments            4.33       4.75
 Total from investment operations                           4.29       4.70
Less distributions
 Distributions in excess of net investment income              --     (0.02)
 Distributions from net realized gain on investments       (0.22)        --
 Total distributions                                       (0.22)     (0.02)
Net asset value, end of period                          $  18.75    $ 14.68
Total return(a)                                            29.55%     47.06%
Ratios to average net assets
 Expenses                                                   1.44%      1.35%
 Net operating loss                                        (0.65%)    (0.39%)
 Expense waiver/reimbursement(b)                            0.00%      1.70%
Supplemental data
 Net assets, end of period (000 omitted)                $134,903    $23,242
 Average commission rate paid(c)                        $ 0.0501    $0.0264
 Portfolio turnover                                          118%        83%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)



Federated Small Cap Strategies Fund
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

                                                                            Year Ended
                                                                            October 31,
                                                                       1997           1996
Net asset value, beginning of period                                  $14.62         $10.00
Income from investment operations
 Net operating loss                                                    (0.09)         (0.16)(d)
 Net realized and unrealized gain on investments                        4.22           4.78
 Total from investment operations                                       4.13           4.62
Less distributions
Distributions from net realized gain on investments                    (0.22)            --
Net asset value, end of period                                        $18.53         $14.62
Total return(a)                                                        28.56%         46.20%
 Ratios to average net assets
 Expenses                                                               2.19%          2.10%
 Net operating loss                                                    (1.40%)        (1.27%)
 Expense waiver/reimbursement(b)                                        0.00%          1.70%
Supplemental data
 Net assets, end of period (000 omitted)                            $183,180        $32,112
 Average commission rate paid(c)                                    $ 0.0501        $0.0264
 Portfolio turnover                                                      118%            83%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)




Federated Small Cap Strategies Fund
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)

                                                                            Year Ended
                                                                            October 31,
                                                                          1997       1996
Net asset value, beginning of period                                     $ 14.60    $ 10.00
 Income from investment operations
 Net operating loss                                                        (0.10)     (0.16)(d)
Net realized and unrealized gain on investments                             4.23       4.76
 Total from investment operations                                           4.13       4.60
Less distributions
 Distributions from net realized gain on investments                       (0.22)        --
Net asset value, end of period                                           $ 18.51    $ 14.60
Total return(a)                                                            28.60%     46.00%
 Ratios to average net assets
 Expenses                                                                   2.19%      2.10%
 Net operating loss                                                        (1.40%)    (1.28%)
 Expense waiver/reimbursement(b)                                            0.00%      1.70%
Supplemental data
Net assets, end of period (000 omitted)                                  $26,375    $ 5,496
 Average commission rate paid(c)                                         $0.0501    $0.0264
 Portfolio turnover                                                          118%        83%

(a) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(d) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(See Notes which are an integral part of the Financial Statements)




Federated Small Cap Strategies Fund
Notes to Financial Statements

October 31, 1997

1. Organization

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Small Cap Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The investment objective of the Fund is to provide capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short- term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

 Repurchase Agreements--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

 The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

 Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

 Income and capital gain distributions are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

                      Increase (Decrease)
                           Accumulated
  Accumulated Net        Distributions in
     Realized             Excess of Net       Paid in
     Gain/Loss          Investment Income     Capital
    (1,506,067)             2,096,521        (590,454)

 Net investment income, net realized gains/losses, paid in capital and net assets were not affected by this reclassification.

 Equalization--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or redemptions of fund shares

 When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

 Deferred Expenses--The costs incurred by the Fund with respect to registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized over a period not to exceed five years from the Fund's commencement date.

 Futures Contracts--The Fund purchases stock index futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. For the period ended October 31, 1997, the Fund had realized losses of $987,597 on futures contracts.

 Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

 At October 31, 1997, the Fund had no outstanding futures contracts.

 Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

 Other--Investment transactions are accounted for on the trade date.

3. Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                         Year Ended October 31,
                                                     1997                      1996(a)
Class A Shares                               Shares        Amount        Shares       Amount
Shares sold                                 8,939,852   $152,717,553   2,243,995   $29,137,057
Shares issued to shareholders in
payment of distributions declared              22,727        351,365         126         1,448
Shares redeemed                            (3,351,598)   (59,328,543)   (661,204)   (8,108,029)
Net change resulting from
  Class A Share transactions         5,610,981   $ 93,740,375   1,582,917     $21,030,476

                                                     Year Ended October 31,
                                              1997                      1996(a)
Class B Shares                        Shares        Amount       Shares         Amount
Shares sold                          8,333,326   $140,776,114   2,289,952     $32,610,920
Shares issued to shareholders in
payment of distributions declared       36,949        568,269          --              --
Shares redeemed                       (682,324)   (11,279,092)    (93,965)     (1,283,271)
 Net change resulting from
 Class B Share transactions          7,687,951   $130,065,291   2,195,987     $31,327,649

(a) Reflects operations for the period from November 1, 1995 (date of initial public investment) to October 31, 1996.

                                                     Year Ended October 31,
                                               1997                       1996(a)
Class C Shares                         Shares        Amount        Shares        Amount
Shares sold                           1,377,339   $ 22,760,551     395,842   $ 5,629,675
Shares issued to shareholders in
payment of distributions declared         6,061         93,109          --            --
Shares redeemed                        (334,548)    (5,702,106)    (19,535)     (266,036)
 Net change resulting from
 Class C Share transactions           1,048,852   $ 17,151,554     376,307   $ 5,363,639
 Net change resulting from share
 transactions                        14,347,784   $240,957,220   4,155,211   $57,721,764

(a) Reflects operations for the period from November 1, 1995 (date of initial public investment) to October 31, 1996.

4. Investment Advisory Fee and Other Transactions with Affiliates

 Investment Advisory Fee--Federated Management, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

 Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

 Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, Class B Shares, and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

                          Percentage of
                        Average Daily Net
   Share Class Name      Assets of Class
   Class A Shares             0.25%
   Class B Shares             0.75%
   Class C Shares             0.75%

 For the year ended October 31, 1997, Class A did not incur a distribution service fee.

 Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

 Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

 Portfolio Accounting Fees--Federated Services Company maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

 Organizational Expenses--Organizational and/or start-up administrative service expenses of $10,292 were borne initially by FServ. The Fund has agreed to reimburse FServ for the expenses during the five year period following the effective date. For the year ended October 31, 1997, the Fund paid $3,052 pursuant to this agreement.

 General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5. Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997, were as follows:

Purchases  $427,536,691
Sales      $191,985,185



Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of Federated Small Cap Strategies Fund, (a portfolio of Federated Equity Funds) as of October 31, 1997, and the related statement of operations, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Small Cap Strategies Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the period presented therein, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1997




Trustees


John F. Donahue

Thomas G. Bigley

John T. Conroy, Jr.

William J. Copeland

James E. Dowd

Lawrence D. Ellis, M.D.

Edward L. Flaherty, Jr.

Peter E. Madden

Gregor F. Meyer

John E. Murray, Jr.

Wesley W. Posvar

Marjorie P. Smuts




Officers

John F. Donahue
 Chairman
Glen R. Johnson
 President
J. Christopher Donahue
 Executive Vice President
Edward C. Gonzales
 Executive Vice President
John W. McGonigle
 Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
 Vice President
Matthew S. Hardin
 Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.



Federated Investors
Federated Securities Corp., Distributor

Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

1-800-341-7400

www.federatedinvestors.com

Cusip 314172404
Cusip 314172503
Cusip 314172602
G01658-04 (12/97)



[LOGO] FEDERATED INVESTORS

Federated
Growth
Strategies
Fund

13th Annual Report
October 31, 1997

Established 1984


President's Message


[PHOTO APPEARS HERE]

Dear Shareholder:

Federated Growth Strategies Fund was created in 1984, and I am pleased to present the fund's 13th Annual Report to shareholders.

This report covers the 12-month fiscal year reporting period from November 1, 1996, through October 31, 1997. It begins with an interview with portfolio manager, Jim Grefenstette, Vice President, Federated Management. Following his discussion are three additional items of shareholder interest: a series of graphs showing long-term investment performance, a complete listing of the fund's stock holdings, and the fund's financial statements.

Federated Growth Strategies Fund is managed to pursue long-term growth through a highly diversified portfolio of mid- and large-capitalization stocks selected for their strong price and earnings momentum. The fund's portfolio includes common stocks and convertible securities representing 12 key business sectors with many familiar names you'll recognize immediately, such as Allstate, America Online, Compaq Computer, General Electric, HBO, Merck, Microsoft, and Pfizer.

As shown by the share class performance below, this diversified portfolio produced an excellent total return during the 12-month reporting period that far outpaced the 27.28% total return of its peer group, the Lipper Growth Funds Average.* The fund's performance was due primarily to gains realized from security price appreciation.**

                   Total   Capital    Net Asset Value
                  Return    Gains         Increase
Class A Shares     36.37%    $2.82       $25.84 to $31.54=22%
Class B Shares     35.23%    $2.82       $25.65 to $31.02=21%
Class C Shares     35.66%    $2.82       $25.68 to $31.16=21%

While the fund's performance has been extremely strong in a favorable economic environment, it's important to remember that, as the past few months have shown, short-term volatility is an inevitable part of

* Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. This figure does not reflect any sales charges.

** Past performance quoted is based on net asset value and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price for Class A, B, and C Shares were 28.88%, 29.08%, and 34.53%, respectively.

stock investing. At times, the volatility can be severe, however, the overall trend of the stock market over history has been upward.

As a shareholder, you have two easy, convenient ways to increase your participation in the growth of quality American companies. First, if you are not already doing so, you can reinvest your dividends and capital gains automatically in additional shares--and help your shares increase in number through the benefit of compounding. Second, you can "pay yourself first" by investing in the fund through a systematic investment program. This program withdraws a specific amount from your checking account on a regular basis to purchase more fund shares. For more information, contact your investment representative.

Thank you for entrusting a portion of your wealth to Federated Growth Strategies Fund. We hope you are pleased with your investment's progress, and as always, we welcome your comments and suggestions.

Sincerely,

/s/ Glenn R. Johnson

Glenn R. Johnson
President
December 15, 1997


+ Systematic investing does not ensure a profit or protect against loss in declining markets.


Investment Review

[PHOTO APPEARS HERE]
Jim Grefenstette, CFA
Vice President
Federated Management

Q What are your comments on the fund's fiscal year, which was an extremely rewarding and volatile period?

A The two most important factors in determining market direction, we believe, are interest rates and earnings. During the last twelve months, the market had both of these factors squarely on its side. As inflation continued its downward trend, the yield on 30-year Treasury bonds fell from 6.64% to 6.15%. Concurrently, U.S. businesses continued to increase productivity enough that they were able to grow earnings on average between 8%-10%. Economic growth without inflation is the perfect scenario for a strong stock market, and that's just what we saw these past 12 months.

Because this fund has an average capitalization slightly lower than that of the average growth fund, Federated Growth Strategies Fund benefited from the breadth of this year's market gains. That breadth was narrow at the beginning of the fiscal year and expanded throughout the year to the point where year-end total returns for smaller capitalized stocks were nearly identical to those of larger stocks. We believe this breadth was driven by the fact that the U.S. economy appeared to grow faster than economies outside the U.S. This allowed smaller stocks to grow earnings faster than the larger, multi-nationals as the year wore on.

The fund also benefited from strong performance in some of our overweighted sectors namely Finance, Health Care (especially pharmaceuticals), Technology and Energy (especially energy service companies and drillers). We were also underweighted in some underperforming sectors such as Utilities, Consumer Non-Durables and Consumer Durables.

Q How did Federated Growth Strategies Fund perform over its fiscal year compared to the S&P 500 Index and the Lipper Growth Funds universe?

A The fund produced very strong total returns for all share classes--Class A, B, and C Share returns were 36.37%, 35.23%, and 35.66%, respectively, based on net asset value.* These returns all outperformed the 32.11% return of the S&P 500 Index** and the fund's peer group, the Lipper Growth Funds universe, which had a total return of 27.28% for the same period.

Q Can you tell us about recent portfolio additions with particularly interesting stories?

A Dell Computer (0.6% of portfolio)--One of the fastest growing retailers of personal computers and servers, we believe Dell, with its successful direct sales model, is in a particularly good position to benefit from a strong demand for computers during the next five to ten years.

E Trade Group (0.6% of portfolio)--Providing an on-line stock trading service, this firm is the epitome of the convergence of finance and technology. The firm is growing rapidly from the proliferation of personal computers, the increasing popularity of the Internet, and the low cost trading capabilities it offers investors.

Jones Apparel Group (1.0% of portfolio)--We consider Jones Apparel Group to be one of the strongest top- and bottom-line growth stories in the apparel business. As management continues its strong execution of a multi-brand strategy, we expect sales and earnings growth near 20% for the next two years, surpassing the low single-digit rate for the industry.

Omnicare, Inc. (0.9% of portfolio)--This leading independent institutional pharmacy continues to consolidate the industry and gain market share. The industry has been growing better than 15% from new innovative drugs, and increasing acuity and utilization in nursing homes. New rural hospitals and assisted living facilities offer further growth opportunities.

* Performance quoted reflects past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period based on offering price or the payment of a contingent deferred sales charge for Class A, B, and C Shares were 28.88%, 29.08%, and 34.53%, respectively.

** The S&P 500 is an unmanaged index comprising stocks in industry, transportation, financial and utility companies. Investments cannot be made in an index.

Rambus (0.5% of portfolio)--This chip-less and fabrication-less semiconductor-based intellectual property firm has cutting-edge technology that allows data to be transferred at significantly higher speeds than conventional memory methodologies. All of the top 10 memory suppliers have licensed Rambus' technology ensuring strong growth as it gains market share.

Snyder Communications (0.6% of portfolio)--An international provider of complete marketing solutions, Snyder should grow as its customers seek to outsource certain marketing activities in order to expand their selling capabilities. The firm is leveraging its sampling business into media contracts, gaining new contracts with Johnson & Johnson and Procter & Gamble, building a proprietary database, and making acquisitions.

Q As we exit a tumultuous 1997, what is your outlook for growth stocks, and how has that influenced your sector weightings?

A We continue to believe that the economy will grow more slowly than expected through the next several quarters. The lack of core price inflation at either the producer or consumer level, the high proportion of national growth driven by inventory accumulation, and the absence of broad signs of economic strength all tell us that the current pace of domestic growth is not sustainable. As consensus views on the economy shift to reflect more moderation, money should continue to flow into stocks that are less sensitive to the strength of the economy.

Consequently, as we have for the last several quarters, we continue to favor, with modest overweights, sectors that offer the potential for stronger secular growth--namely Technology, Finance, Health Care and Energy. We are also remain underweight in economically sensitive sectors such as Basic Industry, Consumer Durables, and Utilities.

At the end of the reporting period, the portfolio composition and top holdings were as follows:

Sector Weightings
                            Percentage     S&P 500
         Sector           of Net Assets   Weighting
Finance                            18.3%       16.0%
Technology                         17.0%       15.2%
Health Care                        14.1%       11.4%
Energy/Minerals                    12.9%        9.1%
Consumer Non Durables               8.3%       11.0%
Producer Manufacturing              5.9%        7.7%
Services                            5.4%        5.1%
Utilities                           4.7%        9.5%
Retail                              4.4%        4.8%
Basic Industry                      3.2%        5.4%
Consumer Durables                   2.4%        3.4%
Transportation                      0.9%        1.4%
Miscellaneous                       2.5%

Top Holdings
                             Percentage
Name                       of Net Assets
Ahmanson (H.F.) & Co                 1.9%
MBNA Corp.                           1.5%
Travelers Group, Inc.                1.4%
IXC Communications, Inc.             1.2%
General Nutrition Cos., Inc.         1.1%
HBO & Co.                            1.1%
Hyperion Software Corp.              1.1%
Frontier Insurance Group, Inc.       1.1%
Diamond Offshore Drilling, Inc.      1.1%
Intel Corp.                          1.0%
 Total Percentage of Portfolio      12.5%

Two Ways You May Seek to Invest for Success in
Federated Growth Strategies Fund

Initial Investment:

If you had made an initial investment of $14,000 in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested dividends and capital gains, and did not redeem any shares, your account would be worth $106,653 on 10/31/97. You would have earned a 16.65%* average annual total return for the 13-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

 As of 9/30/97, the Class A Shares' average annual one-year, five-year, and ten-year total returns were 34.98%, 17.42%, and 17.20%, respectively. Class B Shares' average annual one-year and since inception (8/16/95) total returns were 35.54%, and 29.35%, respectively. Class C Shares' average annual one-year and since inception (8/16/95) total returns were 40.74% and 31.44%, respectively.**

[Graphic representation A.13.  See Appendix.]


* Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares.

   Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more of less than their original cost.

** The total return stated takes into account the 5.50% sales charge for Class A
   Shares, the 5.50% contingent deferred sales charge for Class B Shares, and the 1% contingent deferred sales charge for Class C Shares.

Federated Growth Strategies Fund


One Step at a Time:

$1,000 invested each year for 13 years (reinvesting all dividends and capital gains) grew to $43,269.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated Growth Strategies Fund on 8/23/84, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $14,000 but your account would have reached a total value of $43,269* by 10/31/97. You would have earned an average annual total return of 15.55%.

A practical investment plan helps you pursue long-term performance from growth oriented stocks. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

[Graphic representation A.14.  See Appendix.]

* This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices. All accumulated shares have the ability to pay income to the investor.

  Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Federated Growth Strategies Fund
Hypothetical Investor Profile: Investing for a College Education

David and Joan Rice are a fictitious couple who, like many shareholders, are searching for a way to make their money grow over time.

David and Joan are planning for the college education of their children. On October 31, 1987, they invested $5,000 in the Class A Shares of Federated Growth Strategies Fund. Since then, David and Joan have made additional investments of $250 every month.

As this chart shows, over 10 years, the original $5,000 investment along with their additional monthly $250 investments totaling $35,000 has grown to $91,963. This represents an 16.25% average annual total return.* For the Rices, a dedicated program of monthly investment really paid off.

[Graphic representation A.15.  See Appendix.]

* This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Growth Strategies Fund
(Class A Shares)

Growth of $10,000 Invested in Federated Growth Strategies Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class A Shares) (the "Fund") from October 31, 1987 to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500) and the Lipper Growth Fund Index(LGFI).

[Graphic representation A.16.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund with no sales charge. As of August 15, 1995, the maximum sales charge was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Federated Growth Strategies Fund
(Class B Shares)

Growth of $10,000 Invested in Federated Growth Strategies Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class B Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500) and the Lipper Growth Fund Index (LGFI).

[Graphic representation A.17.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.

Federated Growth Strategies Fund
(Class C Shares)

Growth of $10,000 Invested in Federated Growth Strategies Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000* in Federated Growth Strategies Fund (Class C Shares) (the "Fund") from August 16, 1995 (start of performance) to October 31, 1997 compared to Standard and Poor's 500 Index (S&P 500) and the Lipper Growth Fund Index (LGFI).

[Graphic representation A.18.  See Appendix.]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate, so when shares are redeemed, they may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

* Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+ The S&P 500 and the LGFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The indices are unmanaged.


Federated Growth Strategies Fund
Portfolio of Investments
October 31, 1997

     Shares                                                          Value
     ------                                                          -----
Common Stocks--96.9%
------------------------------------------------------------
                   Basic Industry--3.2%
                   -----------------------------------------
    66,000         Fort James Corp.                              $  2,619,375
    95,400         (a)Lone Star Technologies, Inc.                  3,643,087
   217,200         (a)Royal Group Technologies Ltd.                 5,511,450
    56,100         Southdown, Inc.                                  3,106,538
   140,300         (a)Steel Dynamics, Inc.                          2,981,375
                     Total                                         17,861,825

                   Consumer Durables--2.3%
                   -----------------------------------------
    93,200         Carlisle Cos., Inc.                              4,030,900
   214,200         (a)Furniture Brands International, Inc.          3,587,850
    42,400         Honda Motor Co. Ltd., ADR                        2,835,500
    29,500         Sony Corp., ADR                                  2,489,063
                     Total                                         12,943,313

                   Consumer Non-Durables--8.2%
                   -----------------------------------------
    34,900         Avon Products, Inc.                              2,285,950
   127,000         Bass PLC, ADR                                    3,516,312
   100,100         (a)Consolidated Cigar Holdings, Inc.             3,928,925
    30,000         Gillette Co.                                     2,671,875
   109,300         (a)Jones Apparel Group, Inc.                     5,560,637
   117,800         Philip Morris Cos., Inc.                         4,667,825
    60,000         Procter & Gamble Co.                             4,080,000
    83,400         St. John Knits, Inc.                             3,351,638
    91,100         (a)Tommy Hilfiger Corp.                          3,604,144
   106,400         Universal Corp.                                  4,089,750
   120,500         Wolverine World Wide, Inc.                       2,651,000
    70,200         Wrigley (Wm.), Jr. Co.                           5,080,725
                     Total                                         45,488,781

                   Energy Minerals--12.7%
                   -----------------------------------------
    67,400         (a)BJ Services Co.                            $  5,712,150
   123,400         Baker Hughes, Inc.                               5,668,687
    44,782         British Petroleum Co. PLC, ADR                   3,929,620
   124,300         Cabot Oil & Gas Corp., Class A                   2,983,200
    62,300         (a)Cooper Cameron Corp.                          4,501,175
    94,600         Diamond Offshore Drilling, Inc.                  5,888,850
   103,400         ENSCO International, Inc.                        4,349,262
   149,700         (a)Falcon Drilling Co., Inc.                     5,445,337
   117,800         (a)Friede Goldman International, Inc.            4,689,912
   122,900         (a)Key Energy Group, Inc.                        3,855,987
   134,200         (a)Nabors Industries, Inc.                       5,518,975
    34,200         (a)Petroleum Geo-Services, ADR                   2,368,350
   147,900         (a)Rowan Companies, Inc.                         5,749,613
    62,700         (a)Smith International, Inc.                     4,780,875
    83,500         Tosco Corp.                                      2,755,500
   101,000         (a)Transcoastal Marine Services                  2,449,250
                     Total                                         70,646,743

                   Finance--18.2%
                   -----------------------------------------
   175,400         Ahmanson (H.F.) & Co.                           10,348,600
    58,700         Allstate Corp.                                   4,868,431
    37,500         American International Group, Inc.               3,827,344
    92,400         Bank of New York Co., Inc.                       4,348,575
    68,000         BankAmerica Corp.                                4,862,000
   183,600         (a)Catellus Development Corp.                    3,155,625
    35,100         Citicorp                                         4,389,694
   115,400         Conseco, Inc.                                    5,034,325
   102,600         (a)E*Trade Group, Inc.                           3,167,775
   175,300         Frontier Insurance Group, Inc.                   5,905,419
   123,000         (a)Golden State Bancorp, Inc.                 $  4,089,750
   305,887         MBNA Corp.                                       8,048,665
    40,000         MGIC Investment Corp.                            2,412,500
    83,400         Mellon Bank Corp.                                4,300,312
    78,200         Merrill Lynch & Co., Inc.                        5,288,275
    68,805         Morgan Stanley, Dean Witter,
                     Discover & Co.                                 3,371,445
    64,300         NationsBank Corp.                                3,849,963
   107,700         Old Republic International Corp.                 3,850,275
    57,400         T. Rowe Price Associates                         3,802,750
   101,500         Torchmark Corp.                                  4,047,313
   113,800         Travelers Group, Inc.                            7,966,000
                     Total                                        100,935,036

                   Health Care--14.0%
                   -----------------------------------------
   144,800         (a)BioChem Pharma, Inc.                          3,629,050
    96,000         (a)Centocor, Inc.                                4,224,000
   107,900         (a)Dura Pharmaceuticals, Inc.                    5,219,662
    70,500         Guidant Corp.                                    4,053,750
   139,800         HBO & Co.                                        6,081,300
   155,000         (a)HEALTHSOUTH Corp.                             3,962,187
   129,000         Jones Medical Industries, Inc.                   3,886,125
    81,600         Lilly (Eli) & Co.                                5,457,000
    75,400         (a)MedPartners, Inc.                             1,917,987
    36,400         Merck & Co., Inc.                                3,248,700
   185,000         Omnicare, Inc.                                   5,145,313
    38,200         Pfizer, Inc.                                     2,702,650
    56,800         (a)Phycor, Inc.                                  1,309,950
    54,300         (a)Quintiles Transnational Corp.                 3,936,750
   120,700         (a)Safeskin Corp.                                5,476,763
    71,000         Smithkline Beecham Corp., ADR                 $  3,381,375
   142,900         (a)Tenet Healthcare Corp.                        4,367,381
    91,500         (a)Universal Health Services,
                     Inc., Class B                                  4,031,719
    37,200         Warner-Lambert Co.                               5,326,575
                     Total                                         77,358,237

                   Producer Manufacturing--5.8%
                   -----------------------------------------
    85,900         (a)EVI, Inc.                                     5,513,706
    77,500         General Electric Co.                             5,003,594
    79,300         (a)Halter Marine Group, Inc.                     4,148,381
   125,000         (a)Maverick Tube Corp.                           4,406,250
    65,500         Precision Castparts Corp.                        3,852,219
   123,000         Tyco International, Ltd.                         4,643,250
   154,100         (a)U.S. Office Products Co.                      4,815,625
                     Total                                         32,383,025

                   Retail Trade--4.4%
                   -----------------------------------------
   119,700         (a)CompUSA, Inc.                                 3,920,175
   198,300         (a)General Nutrition Cos., Inc.                  6,246,450
    74,600         Home Depot, Inc.                                 4,149,625
   136,650         Pier 1 Imports, Inc.                             2,493,863
    49,100         (a)Safeway, Inc.                                 2,853,938
   150,800         TJX Cos., Inc.                                   4,467,450
                     Total                                         24,131,501

                   Services--5.4%
                   -----------------------------------------
    55,700         (a)ASE Test Ltd.                                 3,049,575
    67,200         (a)Corrections Corp. America                     2,049,600
    55,300         (a)HFS, Inc.                                     3,898,650
    42,400         (a)Heftel Broadcasting Corp., Class A            2,819,600
    82,200         New York Times Co., Class A                      4,500,450
    75,300         (a)Newpark Resources, Inc.                    $  3,124,950
   204,800         (a)Philip Services Corp.                         3,584,000
   110,700         (a)Snyder Communications, Inc.                   3,265,650
    99,500         (a)USA Waste Services, Inc.                      3,681,500
                     Total                                         29,973,975

                   Technology--17.2%
                   -----------------------------------------
    26,200         (a)ASM Lithography Holding NV, ADR               1,919,150
    64,900         (a)Advanced Fibre Communications                 1,886,156
    53,500         (a)America Online, Inc.                          4,119,500
    90,000         (a)Applied Materials, Inc.                       3,003,750
    52,600         (a)Cadence Design Systems, Inc.                  2,800,950
    66,500         (a)Cisco Systems, Inc.                           5,455,078
    84,250         (a)Compaq Computer Corp.                         5,370,937
   170,900         (a)Creative Technology Ltd.                      4,347,269
    57,700         Dallas Semiconductor Corp.                       2,820,087
    38,600         (a)Dell Computer Corp.                           3,092,825
    49,200         (a)EMC Corp. Mass                                2,755,200
    82,700         (a)HNC Software                                  3,059,900
   155,600         (a)Hyperion Software Corp.                       5,932,250
    74,700         Intel Corp.                                      5,751,900
    53,500         Lucent Technologies, Inc.                        4,410,406
   130,100         (a)Mastech Corp.                                 4,309,562
    35,000         (a)Metromedia Fibre Network, Inc.                  840,000
    43,600         (a)Microsoft Corp.                               5,668,000
   142,500         (a)Ortel Corp.                                   3,330,938
    40,400         (a)PRI Automation, Inc.                          1,545,300
    36,800         (a)Peoplesoft, Inc.                              2,313,800
  Shares or
  Principal
   Amount                                                            Value
  ---------                                                          -----
Common Stocks--continued
------------------------------------------------------------
                   Technology--continued
                   -----------------------------------------
    55,250         (a)Rambus, Inc.                               $  2,748,688
   110,900         (a)SCI Systems, Inc.                             4,879,600
   108,400         (a)Sandisk Corp.                                 2,588,050
    37,600         (a)Speedfam International, Inc.                  1,395,900
    74,400         (a)Tellabs, Inc.                                 4,017,600
    27,200         Texas Instruments, Inc.                          2,901,900
    82,900         (a)World Access, Inc.                            2,196,850
                     Total                                         95,461,546

                   Transportation--0.9%
                   -----------------------------------------
   133,200         Expeditors International Washington, Inc.        4,895,100

                   Utilities--4.6%
                   -----------------------------------------
   117,400         Cincinnati Bell, Inc.                            3,169,800
    66,000         Coastal Corp.                                    3,968,250
   188,600         (a)ICG Communications, Inc.                      4,337,800
   193,100         (a)IXC Communications, Inc.                      6,372,300
    73,700         Sonat, Inc.                                      3,385,594
   132,800         (a)WorldCom, Inc.                                4,465,400
                     Total                                         25,699,144
                    Total Common Stocks
                     (identified cost $416,546,911)               537,778,226

U.S. Treasury Obligation--1.5%
------------------------------------------------------------
$7,875,000      United States Treasury Bond,
                  6.375%, 8/15/2027
                (identified cost $8,059,552)                        8,118,338
  Principal
   Amount                                                            Value
  ---------                                                          -----
(b)Repurchase Agreement--1.6%
------------------------------------------------------------
$8,985,000      BT Securities Corporation, 5.71%,
                  dated 10/31/1997, due 11/3/1997
                  (at amortized cost)                            $  8,985,000
                  Total Investments
                    (identified cost $433,591,463)(c)            $554,881,564

(a) Non-income producing security.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.
(c) The cost of investments for federal tax purposes amounts to $434,357,118. The net unrealized appreciation of investments on a federal tax basis amounts to $120,524,446 which is comprised of $132,399,469 appreciation and $11,875,023 depreciation at October 31, 1997.

Note: The categories of investments are shown as a percentage of net assets ($555,125,818) at October 31, 1997.

The following acronyms are used throughout this portfolio:

ADR--American Depository Receipt
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)




Federated Growth Strategies Fund
Statement of Assets and Liabilities
October 31, 1997

Assets:
Total investments in securities, at value (identified cost $433,591,463 and tax cost $434,357,118)    $554,881,564
Cash                                                                                                        29,322
Income receivable                                                                                          370,456
Receivable for investments sold                                                                          5,994,456
Receivable for shares sold                                                                               7,163,878
                                                                                                      ------------
 Total assets                                                                                          568,439,676
Liabilities:
Payable for investments purchased                                            $ 12,185,791
Payable for shares redeemed                                                       820,716
Payable for taxes withheld                                                          1,630
Accrued expenses                                                                  305,721
Total liabilities                                                                                       13,313,858
                                                                                                      ------------
Net Assets for 17,626,414 shares outstanding                                                          $555,125,818
                                                                                                      ------------
Net Assets Consist of:
Paid in capital                                                                                       $321,405,087
Net unrealized appreciation of investments                                                             121,290,101
Accumulated net realized gain on investments                                                           112,442,316
Distributions in excess of net investment income                                                           (11,686)
                                                                                                      ------------
 Total Net Assets                                                                                     $555,125,818
                                                                                                      ------------
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
Class A Shares:
Net Asset Value Per Share ($509,678,049 / 16,162,060 shares outstanding)                                    $31.54
                                                                                                      ------------
Offering Price Per Share (100/94.50 of $31.54)*                                                             $33.38
                                                                                                      ------------
Redemption Proceeds Per Share                                                                               $31.54
                                                                                                      ------------
Class B Shares:
Net Asset Value Per Share ($39,587,893 / 1,276,311 shares outstanding)                                      $31.02
                                                                                                      ------------
Offering Price Per Share                                                                                    $31.02
                                                                                                      ------------
Redemption Proceeds Per Share (94.50/100 of $31.02)**                                                       $29.31
                                                                                                      ------------
Class C Shares:
Net Asset Value Per Share ($5,859,876 / 188,043 shares outstanding)                                         $31.16
                                                                                                      ------------
Offering Price Per Share                                                                                    $31.16
                                                                                                      ------------
Redemption Proceeds Per Share (99.00/100 of $31.16)**                                                       $30.85
                                                                                                      ------------

  * See "Investing in the Fund" in the Prospectus.
**  See "Contingent Deferred Sales Charge" in the Prospectus.

  (See Notes which are an integral part of the Financial Statements)


Federated Growth Strategies Fund
Statement of Operations
Year Ended October 31, 1997

Investment Income:
Dividends                                                                                                                $3,458,347
Interest                                                                                                                  1,122,643
                                                                                                                      -------------
 Total income                                                                                                             4,580,990
Expenses:
Investment advisory fee                                                                          $3,438,932
Administrative personnel and services fee                                                           346,201
Custodian fees                                                                                       25,111
Transfer and dividend disbursing agent fees and expenses                                            474,011
Directors'/Trustees' fees                                                                             4,006
Auditing fees                                                                                        17,044
Legal fees                                                                                            3,811
Portfolio accounting fees                                                                           103,203
Distribution services fee--Class B Shares                                                            162,025
Distribution services fee--Class C Shares                                                             33,692
Shareholder services fee--Class A Shares                                                           1,081,072
Shareholder services fee--Class B Shares                                                              54,008
Shareholder services fee--Class C Shares                                                              11,231
Share registration costs                                                                             41,210
Printing and postage                                                                                 55,338
Insurance premiums                                                                                    6,090
Taxes                                                                                                27,617
Miscellaneous                                                                                        14,762
                                                                                                 ----------
 Total expenses                                                                                   5,899,364
Waivers--
 Waiver of shareholder services fee--Class A Shares                          $(431,425)
 Waiver of shareholder services fee--Class C Shares                             (4,025)
                                                                            ---------
   Total waivers                                                                                   (435,450)
                                                                                                 ----------
     Net expenses                                                                                                         5,463,914
                                                                                                                      -------------
      Net operating loss                                                                                                   (882,924)
                                                                                                                      -------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on investments                                                                                        113,887,481
                                                                                                                      -------------
Net change in unrealized appreciation of investments                                                                     58,806,461
Net realized and unrealized gain on investments                                                                         172,693,942
   Change in net assets resulting from operations                                                                     $ 171,811,018
                                                                                                                      -------------

(See Notes which are an integral part of the Financial Statements)


Federated Growth Strategies Fund
Statement of Changes in Net Assets

                                                                           Year Ended October 31,
                                                                        ------------------------------
                                                                             1997           1996
                                                                        --------------  --------------
Increase (Decrease) in Net Assets:
Operations--
Net (operating loss)/investment income                                  $    (882,924)  $     353,605
Net realized gain (loss) on investments ($114,090,561 and
 $34,792,008, respectively, as computed for federal tax purposes)         113,887,481      34,229,221
Net change in unrealized appreciation/depreciation                         58,806,461      25,049,643
                                                                        --------------  --------------
 Change in net assets resulting from operations                           171,811,018      59,632,469
                                                                        --------------  --------------
Distributions to Shareholders--
Distributions from net investment income
 Class A Shares                                                               (15,300)       (439,174)
Distribution in excess of net investment income
 Class A Shares                                                               (11,686)             --
Distributions from net realized gains
 Class A Shares                                                           (32,989,453)    (50,905,303)
 Class B Shares                                                            (1,366,243)       (314,552)
 Class C Shares                                                              (434,938)        (47,135)
                                                                        --------------  --------------
   Change in net assets resulting from distributions to shareholders      (34,817,620)    (51,706,164)
                                                                        --------------  --------------
Share Transactions--
Proceeds from sale of shares                                              345,861,726     166,947,581
Proceeds from shares issued in connection with the acquisition             74,233,048              --
Net asset value of shares issued to shareholders in payment of
distributions declared                                                     22,808,813      29,896,567
Cost of shares redeemed                                                  (347,178,563)   (132,875,327)
                                                                        --------------  --------------
 Change in net assets resulting from share transactions                    95,725,024      63,968,821
                                                                        --------------  --------------
   Change in net assets                                                   232,718,422      71,895,126
Net Assets:
Beginning of period                                                       322,407,396     250,512,270
                                                                        --------------  --------------
End of period (including
 undistributed net investment income
 of $0 and $15,300, respectively)                                       $ 555,125,818   $ 322,407,396
                                                                        --------------  --------------

(See Notes which are an integral part of the Financial Statements)

Federated Growth Strategies Fund
Financial Highlights--Class A Shares
(For a share outstanding throughout each period)

                                                                   Year Ended October 31,
                                 ------------------------------------------------------------------------------------------
                                      1997        1996       1995       1994       1993       1992       1991       1990
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
Net asset value, beginning
 of period                       $   25.84    $  26.22   $  21.28   $  23.92    $  21.16   $  21.58   $  16.78   $  20.99
Income from investment
operations
Net investment
income (loss)                        (0.04)       0.04       0.24       0.21        0.20       0.33       0.57       0.75
 Net realized and
  unrealized
 gain (loss) on investments           8.56        5.01       5.64      (2.18)       2.96       0.45       5.97      (2.69)
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
 Total from investment
 operations                           8.52        5.05       5.88      (1.97)       3.16       0.78       6.54      (1.94)
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
Less distributions
 Distributions from net
 investment income                   (0.00)**    (0.04)     (0.26)     (0.19)      (0.23)     (0.33)     (0.61)     (0.79)
 Distributions from net
 realized gain on
  investment
 transactions                        (2.82)      (5.39)     (0.68)     (0.48)      (0.17)     (0.87)     (1.13)     (1.48)
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
 Total distributions                 (2.82)      (5.43)     (0.94)     (0.67)      (0.40)     (1.20)     (1.74)     (2.27)
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
Net asset value, end of
 period                          $   31.54    $  25.84   $  26.22   $  21.28    $  23.92   $  21.16   $  21.58   $  16.78
                                 ------------ ---------  ---------  ----------  ---------  ---------  ---------  ----------
Total return(b)                      36.37%      23.16%     29.03%     (8.43%)     15.06%      3.93%     41.54%    (10.41%)
Ratios to average net
 assets
 Expenses                             1.14%       1.13%      1.10%      0.99%       0.96%      1.01%      1.01%      1.01%
 Net investment
 income (loss)                       (0.14%)      0.15%      1.05%      0.89%       0.90%      1.54%      2.88%      4.00%
 Expense waiver/
 reimbursement(c)                     0.10%       0.15%      0.16%        --          --         --       0.10%      0.22%
Supplemental data
 Net assets, end of
 period (000 omitted)            $ 509,678    $307,382   $249,110   $320,630    $460,811   $391,655   $275,561   $138,407
 Average commission
 rate paid(d)                    $   .0571    $ 0.0566         --         --          --         --         --         --
 Portfolio turnover                    146%         89%       125%        59%         57%        46%        54%        67%

                                       Year Ended
                                       October 31,
                                   ---------------------        May 31,
                                      1989     1988(a)          1988(e)
                                   ---------  ----------       ---------
Net asset value, beginning
 of period                         $  17.18   $  16.93         $  17.67
Income from investment
operations
Net investment
income (loss)                          0.59       0.09             0.25
 Net realized and
  unrealized
 gain (loss) on investments            3.80       1.08            (0.23)
                                   ---------  ----------       ---------
 Total from investment
 operations                            4.39       1.17             0.02
                                   ---------  ----------       ---------
Less distributions
 Distributions from net
 investment income                    (0.52)     (0.15)           (0.20)
 Distributions from net
 realized gain on
  investment
 transactions                         (0.06)     (0.77)           (0.56)
                                   ---------  ----------       ---------
 Total distributions                  (0.58)     (0.92)           (0.76)
                                   ---------  ----------       ---------
Net asset value, end of
 period                            $  20.99   $  17.18         $  16.93
                                   ---------  ----------       ---------
Total return(b)                       25.87%      6.95%            0.50%
Ratios to average net
 assets
 Expenses                              1.01%      1.00%*           1.00%
 Net investment
 income (loss)                         2.99%      1.30%*           1.39%
 Expense waiver/
 reimbursement(c)                      0.14%      0.60%*           0.15%
Supplemental data
 Net assets, end of
 period (000 omitted)              $134,735   $104,146         $102,395
 Average commission
 rate paid(d)                             --        --               --
 Portfolio turnover                      79%        24%              88%

 *  Computed on an annualized basis.
**  Amounts distributed per share do not round to $0.01
(a) For the five months ended October 31, 1988. The Fund changed its fiscal year end from May 31 to October 31.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.
(e) For the year ended May 31, 1988.

  (See Notes which are an integral part of the Financial Statements)

Federated Growth Strategies Fund
Financial Highlights--Class B Shares

(For a share outstanding throughout each period)

                                                                           Year Ended October 31,
                                                                       ----------------------------------
                                                                         1997       1996       1995(a)
                                                                       ---------  ---------  ------------
Net asset value, beginning of period                                    $25.65     $26.23       $25.51
Income from investment operations
 Net operating loss                                                      (0.10)     (0.10)       (0.02)
 Net realized and unrealized gain on investments                          8.29       4.91         0.74
                                                                       ---------  ---------  ------------
 Total from investment operations                                         8.19       4.81         0.72
                                                                       ---------  ---------  ------------
Less distributions
 Distributions from net realized gain on investments                     (2.82)     (5.39)          --
                                                                       ---------  ---------  ------------
Net asset value, end of period                                          $31.02     $25.65       $26.23
                                                                       ---------  ---------  ------------
Total return(b)                                                          35.23%     22.03%        2.82%
Ratios to average net assets
 Expenses                                                                 1.99%      2.03%        2.04%*
Net operating loss                                                       (1.04%)    (0.79%)      (0.66%)*
Supplemental data
 Net assets, end of period (000 omitted)                               $39,588    $10,858       $1,345
 Average commission rate paid(c)                                       $0.0571    $0.0566           --
 Portfolio turnover                                                        146%        89%         125%

  * Computed on an annualized basis.
(a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1995.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)

Federated Growth Strategies Fund
Financial Highlights--Class C Shares

(For a share outstanding throughout each period)

                                                                             Year Ended October 31,
                                                                        --------------------------------
                                                                          1997        1996      1995(a)
                                                                        --------    --------   ---------
Net asset value, beginning of period                                    $25.68      $26.22     $25.51
Income from investment operations
 Net operating loss                                                      (0.20)      (0.05)     (0.02)
 Net realized and unrealized gain on investments                          8.50        4.90       0.73
                                                                        --------    --------   ---------
Total from investment operations                                          8.30        4.85       0.71
                                                                        --------    --------   ---------
Less distributions
 Distributions from net realized gain on investments                     (2.82)      (5.39)        --
                                                                        --------    --------   ---------
Net asset value, end of period                                          $31.16      $25.68     $26.22
                                                                        --------    --------   ---------
Total return(b)                                                          35.66%      22.12%      2.78%
Ratios to average net assets
 Expenses                                                                 1.90%       1.92%      2.05%*
 Net operating loss                                                      (0.91%)     (0.72%)    (0.71%)*
 Expense waiver/reimbursement(c)                                          0.09%       0.12%        --
Supplemental data
 Net assets, end of period (000 omitted)                                $5,860      $3,667        $57
 Average commission rate paid(d)                                       $0.0571     $0.0566         --
 Portfolio turnover                                                        146%         89%       125%

  * Computed on an annualized basis.
(a) Reflects operations for the period from August 16, 1995 (date of initial public investment) to October 31, 1996.
(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(See Notes which are an integral part of the Financial Statements)


Federated Growth Strategies Fund
Notes to Financial Statements

October 31, 1997

1.   Organization

Federated Equity Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Federated Growth Strategies Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The investment objective of the Fund is appreciation of capital.

On December 13, 1996, the Fund acquired all the net assets of State Bond Common Stock Fund ("Acquired Fund") pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The acquisition was accomplished by a tax-free exchange of 3,104,686 shares of the Fund (valued at $74,233,048) for the 7,784,543 shares of the Acquired Fund outstanding on December 13, 1996. The Acquired Fund's net assets of $74,233,048 at that date were combined with those of the Fund.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

 Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

 Repurchase Agreement--It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

 The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

 Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

 Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

 Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

 Income and capital gain distributions are determined in accordance with the income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses. The following reclassifications have been made to the financial statements.

                Increase (Decrease)
 ----------------------------------------------
   Accumulated
  Distributions in
   Excess of Net        Accumulated Net
 Investment Income    Realized Gain/Loss
 ------------------   -------------------------
         $882,924          ($882,924)

 Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

 When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

 Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

 Other--Investment transactions are accounted for on the trade date.

3.   Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

                                                       Year Ended October 31,
                                     ---------------------------------------------------------
                                                1997                         1996
                                     ----------------------------  ---------------------------
Class A Shares                          Shares         Amount        Shares         Amount
                                     ------------  --------------  -----------  --------------
Shares sold                           12,275,128   $ 315,683,919    6,354,390   $ 151,803,719
Shares issued in connection with
the acquisition                        3,104,686      74,233,048           --              --
Shares issued to shareholders in
payment of distributions declared        878,652      21,166,808    1,358,129      29,564,831
Shares redeemed                      (12,012,363)   (340,958,561)  (5,295,894)   (129,571,078)
                                     ------------  --------------  -----------  --------------
   Net change resulting from
   Class A Share transactions          4,246,103   $  70,125,214    2,416,625   $  51,797,472
                                     ------------  --------------  -----------  --------------

                                                        Year Ended October 31,
                                        ------------------------------------------------------
                                               1997                          1996
                                        -------------------------    -------------------------
Class B Shares                            Shares       Amount          Shares        Amount
                                        ---------  --------------    ---------  --------------
Shares sold                              954,973   $  27,222,810      479,932   $  11,412,701
Shares issued to shareholders in
payment of distributions declared         53,641       1,280,406       13,074         284,612
Shares redeemed                         (155,624)     (4,220,243)    (120,979)     (2,885,554)
                                        ---------  --------------    ---------  --------------
   Net change resulting from
   Class B Share transactions            852,990   $  24,282,973      372,027   $   8,811,759
                                        ---------  --------------    ---------  --------------

                                                        Year Ended October 31,
                                       -------------------------------------------------------
                                                1997                          1996
                                       --------------------------   --------------------------
Class C Shares                           Shares         Amount         Shares        Amount
                                       ----------  --------------   ----------  --------------
Shares sold                              106,759   $   2,954,997      153,301   $   3,731,161
Shares issued to shareholders in
payment of distributions declared         15,123         361,599        2,164          47,124
Shares redeemed                          (76,646)     (1,999,759)     (14,839)       (418,695)
                                       ----------  --------------   ----------  --------------
   Net change resulting from
   Class C Share transactions             45,236   $   1,316,837      140,626   $   3,359,590
                                       ----------  --------------   ----------  --------------
   Net change resulting from
   share transactions                  5,144,329   $  95,725,024    2,929,278   $  63,968,821
                                       ----------  --------------   ----------  --------------

4.   Investment Advisory Fee and Other Transactions with Affiliates


 Investment Advisory Fee--Federated Management, the Fund's investment adviser receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets.

 Administrative Fee--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

 Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Funds Class B and Class C Shares. The Plan provides that the Fund may incur distribution expenses, according to the following schedule, annually, to compensate FSC.

                         Percentage of average
   Share Class Name    daily net assets of class
   ----------------    -------------------------
   Class B Shares               0.75%
   Class C Shares               0.75%

 Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

 Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

 Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

 General--Certain Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   Investment Transactions

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 1997, were as follows:

Purchases                                   $698,103,930
                                            ------------
Sales                                       $631,474,293
                                            ------------

Report of Ernst & Young LLP, Independent Auditors

To the Trustees and Shareholders of FEDERATED EQUITY FUNDS:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Growth Strategies Fund, (a portfolio of Federated Equity Funds) as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers or other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Growth Strategies Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1997


Directors

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.
William J. Copeland
James E. Dowd
Lawrence D. Ellis, M.D.
Edward L. Flaherty, Jr.
Peter E. Madden
Gregor F. Meyer
John E. Murray, Jr.
Wesley W. Posvar
Marjorie P. Smuts

Officers

John F. Donahue
 Chairman
Glen R. Johnson
 President
J. Christopher Donahue
 Executive Vice President
Edward C. Gonzales
 Executive Vice President
John W. McGonigle
 Executive Vice President, Treasurer, and Secretary
Richard B. Fisher
 Vice President
Matthew S. Hardin
 Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

[LOGO] FEDERATED INVESTORS

       Federated Securities Corp., Distributor

       Federated Investors Tower
       1001 Liberty Avenue
       Pittsburgh, PA 15222-3779

       www.federatedinvestors.com

       Cusip 314172107
       Cusip 314172206                              [LOGO OF RECYCLED PAPER]
       Cusip 314172305
       G01228-08 (12/97)



                                    APPENDIX

                             FEDERATED EQUITY FUNDS

                        Federated Aggressive Growth Fund

   A1. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Aggressive Growth Fund, based on a 5.50% sales charge are represented by a solid line. The Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a dotted line and Standard and Poor's 500 Index (S&P 500) is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LCAFI and S&P. The "x" axis reflects computation periods from 11/25/96 to 10/31/97. The "y" axis, measured in increments of $1,000 and ranging from $9,000 to $13,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales charge, as compared to the LCAFI and S&P 500. The ending values were $12,588 for the fund, and $11,663 for the LCAFI and $12,284 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns, reflecting all applicable sales charges, for the start of performance (11/25/96) ended 10/31/97. The total return was 25.91%.

   A2. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Aggressive Growth Fund, based on a 5.50% contingent deferred sales charge are represented by a solid line. The Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a dotted line and Standard and Poor's 500 Index (S&P 500) is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the LCAFI and S&P. The "x" axis reflects computation periods from 11/25/96 to 10/31/97. The "y" axis, measured in increments of $1,000 and ranging from $9,000 to $13,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 5.50% contingent deferred sales charge, as compared to the LCAFI and S&P 500. The ending values were $12,725 for the fund, and $11,663 for the LCAFI and $12,284 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns, reflecting all applicable sales charges, for the start of performance (11/25/96) ended 10/31/97. The total return was 27.25%.

   A3. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Aggressive Growth Fund, based on a 1.00% contingent deferred sales charge are represented by a solid line. The Lipper Capital Appreciation Fund Index (the "LCAFI") is represented by a dotted line and Standard and Poor's 500 Index (S&P 500) is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LCAFI and S&P. The "x" axis reflects computation periods from 11/25/96 to 10/31/97. The "y" axis, measured in increments of $1,000 and ranging from $9,000 to $14,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, based on a 1.00% contingent deferred sales charge, as compared to the LCAFI and S&P 500. The ending values were $13,104 for the fund, and $11,663 for the LCAFI and $12,284 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns, reflecting all applicable sales charges, for the start of performance (11/25/96) ended 10/31/97. The total return was 31.04%.

                       Federated Small Cap Strategies Fund

   A4. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Small Cap Strategies Fund., based on a 5.50% sales charge are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/97. The "y" axis, measured in increments of $3,000 and ranging from $9,000 to $21,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales charge, as compared to the RUS2. The ending values were $18,000 for the fund, and $15,080 for the RUS2, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns, reflecting all applicable sales charges and contingent deferred sales charge, for the one-year and start of performance (11/01/95) ended 10/31/97. The total returns were 22.46%, and 34.19%, respectively.

   A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Small Cap Strategies Fund., based on a 4.75% contingent deferred sales charge are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/97. The "y" axis, measured in increments of $3,000 and ranging from $9,000 to $21,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.75% contingent deferred sales charge, as compared to the RUS2. The ending values were $18,320 for the fund, and $15,080 for the RUS2, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns, reflecting all applicable contingent deferred sales charges, for the one-year and start of performance (11/01/95) ended 10/31/97.
   The total returns were 23.01%, and 35.35%, respectively.

   A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Small Cap Strategies Fund., based on a 4.75% contingent deferred sales charge are represented by a solid line. The Russell 2000 Index (the "RUS2") is represented by a dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the RUS2. The "x" axis reflects computation periods from 11/1/95 to 10/31/97. The "y" axis, measured in increments of $3,000 and ranging from $9,000 to $21,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.75% contingent deferred sales charge, as compared to the RUS2. The ending values were $18,776 for the fund, and $15,080 for the RUS2, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns, reflecting all applicable contingent deferred sales charges, for the one-year and start of performance (11/01/95) ended 10/31/97.
   The total returns were 27.56%, and 37.03%, respectively.

                       Federated Capital Appreciation Fund

   A7. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/1/77 to 10/31/97. The "y" axis is measured in increments of $60,000 ranging from $0 to $360,000 and indicates that the ending value of a hypothetical initial investment of $21,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends and all applicable sales charges would have grown to $352,009 on 10/31/97. The legend in the top quadrant of the graphic presentation indicates the fund's Class A Shares' Average Annual Total Returns for the one-year, five-year and 10-year periods ended 10/31/97 were 29.62%, 18.51%, and 12.25%, respectively. Class B Shares' Average one-year and since inception (1/4/96) total returns were 30.37%, and 24.10, respectively. Class C Shares' Average one-year and since inception (1/4/96) total returns were 35.18%, and 26.64%, respectively.

   A8. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 1/1/77 to 10/31/97. The "y" axis is measured in increments of $20,000 ranging from $0 to $140,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares over 20 years assuming the reinvestment of capital gains and dividends, would have grown to $132,615 on 10/31/97.

   A9. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 10/31/87 to 10/31/97. The "y" axis is measured in increments of $15,000 ranging from $0 to $90,000 and indicates that the ending value of a hypothetical initial investment of $5,000 in Class A Shares of the fund, and subsequent monthly investments of $250 over 10 years have grown to $88,016 on 10/31/97.

   A10. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Capital Appreciation Fund, based on a 5.50% sales charge are represented by a solid line. The Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LGIFA and S&P. The "x" axis reflects computation periods from 10/31/87 to 10/31/97. The "y" axis, measured in increments of $10,000 and ranging from $10,000 to $50,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales charge, as compared to the LGIFA and S&P 500. The ending values were $48,643 for the fund, and $40,815 for the LGIFA and $40,575 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (1/1/71) ended 10/31/97 and reflecting all applicable sales charges were, 24.84%, 18.21%, 14.45%, and 14.49%, respectively.

   A11. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Capital Appreciation Fund, based on a 4.75% contingent deferred sales charge on any redemption less than 3 years from the purchase date, are represented by a solid line. The Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the LGIFA and S&P. The "x" axis reflects computation periods from 1/1/77 to 10/31/97. The "y" axis, measured in increments of $2,000 and ranging from $8,000 to $16,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.75% contingent deferred sales charge on any redemption less than 3 years from the purchase date, as compared to the LGIFA and S&P 500. The ending values were $14,228 for the fund, and $14,675 for the LGIFA and $15,360 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year, and start of performance (1/4/96) ended 10/31/97 and reflecting all applicable sales charges were, 25.80%, and 21.30%, respectively.

   A12. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Capital Appreciation Fund, based on a 1.00% contingent deferred sales charge on any redemption less than 1 year, are represented by a solid line. The Lipper Growth and Income Funds Average (the "LGIFA") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the LGIFA and S&P. The "x" axis reflects computation periods from 1/4/96 to 10/31/97. The "y" axis, measured in increments of $2,000 and ranging from $8,000 to $16,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, based on a 1.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date, as compared to the LGIFA and S&P 500. The ending values were $14,675 for the fund, and $14,667 for the LGIFA and $15,360 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year, and start of performance (1/4/96) ended 10/31/97 and reflecting all applicable sales charges were, 29.85%, and 23.23%, respectively.

                        Federated Growth Strategies Fund

   A13. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/23/84 to 10/31/97. The "y" axis is measured in increments of $20,000 ranging from $0 to $120,000 and indicates that the ending value of a hypothetical initial investment of $14,000 in the fund's Class A Shares, assuming the reinvestment of capital gains and dividends and a contingent deferred sales charge of 5.50%, would have grown to $106,653 on 10/31/97. The legend in the top quadrant of the graphic presentation indicates the fund's Class A Shares' Average Annual Total Returns for the one-year, five-year and 10-year periods ended 10/31/97 were 34.98%, 17.42%, and 17.20%, respectively. Class B Shares' Average one-year and since inception (8/16/95) total returns were 35.54%, and 29.35, respectively. Class C Shares' Average one-year and since inception (8/16/95) total returns were 40.74%, and 31.44%, respectively.

   A14. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 8/23/84 to 10/31/97. The "y" axis is measured in increments of $5,000 ranging from $0 to $45,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the fund's Class A Shares over 13 years assuming the reinvestment of capital gains and dividends, would have grown to $43,269 on 10/31/97.

   A15. The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 10/31/87 to 10/31/97. The "y" axis is measured in increments of $20,000 ranging from $0 to $100,000 and indicates that the ending value of a hypothetical initial investment of $5,000 in Class A Shares of the fund, and subsequent monthly investments of $250 over 10 years have grown to $91,963 on 10/31/97.

   A16. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Growth Strategies Fund, based on a 5.50% sales charge are represented by a solid line. The Lipper Growth Fund Index (the "LGFI") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund, and the LGFI and S&P. The "x" axis reflects computation periods from 10/31/87 to 10/31/97. The "y" axis, measured in increments of $8,000 and ranging from $8,000 to $56,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares, based on a 5.50% sales charge, as compared to the LGFI and S&P 500. The ending values were $50,117 for the fund, and $43,137 for the LGFI and $48,643 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Returns for the one-year, five-year, ten-year, and start of performance (8/23/84) ended 10/31/97 and reflecting all applicable sales charges were, 28.88%, 16.63%, 16.83%, and 16.64%, respectively.

   A17. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Growth Strategies Fund, based on a 4.00% contingent deferred sales charge on any redemption less than 3 years, are represented by a solid line. The Lipper Growth Fund Index (the "LGFI") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund, and the LGFI and S&P. The "x" axis reflects computation periods from 8/16/95 to 10/31/97. The "y" axis, measured in increments of $2,000 and ranging from $8,000 to $18,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares, based on a 4.00% contingent deferred sales charge on any redemption less than 3 years from the purchase date, as compared to the LGFI and S&P 500. The ending values were $16,321 for the fund, and $15,176 for the LGFI and $17,170 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Returns for the one-year, and start of performance (8/16/95) ended 10/31/97 and reflecting all applicable sales charges were, 29.08%, and 25.11%, respectively.

   A18. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Growth Strategies Fund, based on a 1.00% contingent deferred sales charge on any redemption less than 1 year, are represented by a solid line. The Lipper Growth Fund Index (the "LGFI") is represented by a dotted line and Standard and Poor's 500 Index ("S&P 500") is represented by a dash line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund, and the LGFI and S&P. The "x" axis reflects computation periods from 8/16/95 to 10/31/97. The "y" axis, measured in increments of $2,000 and ranging from $8,000 to $18,000, reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, based on a 4.00% contingent deferred sales charge on any redemption less than 1 year from the purchase date, as compared to the LGFI and S&P 500. The ending values were $17,034 for the fund, and $15,176 for the LGFI and $17,170 for the S&P, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Returns for the one-year, and start of performance (8/16/95) ended 10/31/97 and reflecting all applicable sales charges were, 34.53%, and 27.27%, respectively.